U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[   ]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
Commission Only (as permitted by
Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12

Endo Networks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:  Common Stock

(2) Aggregate number of securities to which transaction applies: 13,557,366

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

    (4) Date Filed:

ENDO NETWORKS, INC.

2624 Dunwin Drive, Unit #3

Mississauga, Ontario, Canada L5l 3T5

(905) 820-8800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Endo Networks, Inc. will hold its Annual Meeting of Stockholders at its offices located at 2624 Dunwin Drive, Unit #3, Mississauga, Ontario, Canada L5l 3T5 on September 5, 2006 at 9:30 A.M.  We are holding the meeting for the following purposes:

1)

To elect members of the Board of Directors, whose terms are described in the proxy statement;

2)

To consider and vote on approval of the sale of all of our assets and shares of Endo Networks, Inc. (Canada) to Mr. Peter Day pursuant to that certain Asset and Share Purchase Agreement, dated as of June 26, 2006;

3)

To grant our Board of Directors the authority to effect a reverse stock split;

4)

To grant our Board of Directors the authority to effect a forward stock split and,

5)

To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Holders of record of Endo common stock at the close of business on August 1, 2006, are entitled to vote at the meeting.  The Board urges Stockholders to vote “FOR” each of Items 1, 2, 3 and 4 and solicits your vote.

In addition to the proxy statement, proxy card and voting instructions, a copy of Endo’s annual report on Form 10-KSB, which is not part of the proxy soliciting material is enclosed.

It is important that your shares be represented and voted at the meeting.  We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the meeting, please vote your shares using the enclosed proxy card. Simply sign the return card where required, note the number of shares you own and if you will attend the meeting in person, and return the card in the envelope provided to us at the address first written above.  Of course, you may also vote your shares in person at the Annual Meeting.

By Order of the Board of Directors,

Peter B. Day,
President

August 1, 2006

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Endo of proxies to be voted at our Annual Meeting of Stockholders, to be held on September 5, 2006, and at any meeting following postponement or adjournment of the Annual meeting.

You are cordially invited to attend the annual meeting, which will begin at 9:30 AM.  The meeting will be held at our offices located at 2624 Dunwin Drive, Unit #3, Mississauga, Ontario, Canada L5l 3T5.  Stockholders will be admitted beginning at 9:00 AM.  The location is accessible to handicapped persons, and we will provide wireless headsets for hearing amplification upon request.

You will need an admission ticket to enter the meeting.  If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you.  If you plan to attend the annual meeting, please retain the admission ticket.  A map and directions to the annual meeting are printed on the admission ticket.

If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the annual meeting, you can obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a recent bank or brokerage account statement, to our transfer agent, Signature Stock Transfer, Inc., One Preston Park, 2301 Ohio Drive, Suite 100 Plano, Texas 75093, (972) 612-4120.  If you arrive at the annual meeting without an admission ticket, we will admit you if we are able to verify that you are an Endo stockholder.

We are first mailing this proxy statement, the proxy card and voting instructions on August 8, 2006, to persons who were stockholders at the close of business on August 1, 2006, the record date for the meeting.

 IMPORTANT—PLEASE READ

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your proxy at your earliest convenience by mail using the enclosed envelope. This will ensure the presence of a quorum at the Annual Meeting and will save us the expense of additional solicitation. Sending in your proxy card and voting will not prevent you from voting your shares at the Annual Meeting, or changing your vote, if you desire to do so. It will also help us provide adequate seating if you note that you will attend. Your proxy is revocable at your option in the manner described in the Proxy Statement.

Proxies and Voting Procedures

You can vote your shares by completing and returning a proxy card or, if you hold your shares in “street name,” a voting instruction form.

If your shares are held in “street name,” you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the meeting.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions.

If you hold your shares through a broker, your shares may be voted even if you do not attend the annual meeting.

Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are also counted towards determining a quorum.

If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the annual meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting.  You will still be able to revoke your proxy until it is voted.  At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the annual meeting.

Stockholders Entitled to Vote

You are entitled to vote at the annual meeting all shares of our common stock that you held as of the close of business on the record date.  Each share of our common stock is entitled to one vote with respect to each matter properly brought before the meeting.

On August 1, 2006, the record date, there were 13,557,366 shares of common stock outstanding.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at 2624 Dunwin Drive, Unit #3, Mississauga, Ontario, Canada L5l 3T5 between the hours of 9:00 a.m. and 4:00 p.m. local time.

Required Vote

The presence, in person or by proxy, of the holders a majority of the shares of a voting group entitled to vote at the annual meeting, shall constitute a quorum of that voting group, which is required in order to transact business at the meeting.

Cost of Proxy Distribution and Solicitation

Endo will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies.  Proxies may be solicited on behalf of Endo in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of Endo, who will receive no additional compensation for soliciting.  In accordance with the rules of the Securities and Exchange Commission, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Endo stock.

Interest of Certain Persons in Matters to be Acted Upon

Through this proxy, we are soliciting your vote to approve the sale of all our assets and all of the shares we own in Endo Canada; Mr. Peter B. Day, one of our board members and our President, is the buyer.  He therefore has a substantial interest in the outcome of that proposed action.

Proposal 1

Proposal for the Election of Directors

The Board of Directors is comprised of only one class.  Directors will be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting.   Two of our current directors, Charles Smith and Christopher Skillen have determined not to stand for reelection as directors, leaving Mr. Day, if he is elected, as our sole director.   Mr. Smith and Mr. Skillen have determined that their services as directors will no longer be required since we plan to cease our operations assuming the proposal to sell all of our assets is approved.

Information with Respect to Director Nominees

PETER B. DAY Mr. Day attended the University of Toronto from 1989 to 1992 studying English, History and Psychology and attended Humber College in 2000 studying Telecommunications. Mr. Day's relevant work experience follows: General Manager and Partner in Down Home Satellite Programming, Inc. from 1996 to 1998; Marketing Director and General Manager for Galaxy Satellite Programming, Inc. from 1998 to 2000; Vice President Streamline Media, Inc., a computer software and web design company from 2000 to 2002; Vice President and General Manager for Endo Networks, Inc. from 2000 to 2002, President for Endo Networks, Inc. 2002 to present.

Pursuant to Nevada Revised Statutes, NRS 78.330, this proposal can be approved by a plurality of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NAMED DIRECTOR.

Executive Officers

The following table and text set forth the names and ages of Endo’s executive officers as of July 31, 2006.  There are no family relationships among executive officers. Also following is a brief description of the business experience of each executive officer, other than Peter B. Day which is contained above in Proposal 1, during the past five years.

Name	Age	Position
Peter Day	35	President, Secretary and Director
		Served since November 2001

Christopher R. Skiller	58	Director Served since December 2003

Charles Smith	48	Director Served since March 2005

CHRISTOPHER R. SKILLEN Mr. Skillen received a BSc.major Computer Science from Sir George Williams University in 1969. Mr. Skillen held a number of executive positions with Crowntek and founded The Crowntek Business centers. Chris was the CEO at Telepanel Systems Inc., a public company, from 1988 until 2000. NASDAQ and TSE listed company. He is currently President of Skillen & Skillen a consultancy to technology startups.  Mr. Skillen serves as a director on four Canadian companies including Park Avenue Investments, a TSX-V listed company.

CHARLES SMITH Mr. Smith graduated from Boston University, Boston, Massachusetts in 1979 and since that time has been a Certified Public Accountant involved in all phases of business, including the audit of companies and tax matters. He is a consultant to various companies ranging from an art distribution company to a junior resource company which is developing a gold property in Sinaloa State, Mexico. Mr. Smith has significant experience in accounting and securities matters.  Mr. Smith's business affiliations during the last five years are as follow: Chairman - Dynacap Group, Ltd. - a consulting and management firm - 1992 to the present; Sole proprietor as a Certified Public Accountant - 1983 to the present; Sole officer and Director - MC Cambridge, Inc. - a financial consulting firm - 1997 to present; Sole officer and director - Asset Servicing Corporation – a leasing company - 1998 to 2001; Chief Financial Officer and Director - Electrical Generation Technology Corporation - April 2000 to May 2003; Chief Financial Officer – DynaResource, Inc. 2005 to present. Mr. Smith is presently

CEO and CFO of Micro Bio-Medical Waste Systems, Inc., traded on the OTC Bulletin Board under the symbol "MBWS." Mr. Smith is also a director of National Healthcare Technology, Inc., traded on the OTC Bulletin Board under the symbol "NHCT" and Crown Partners, Inc., traded on the OTC Bulletin Board under the symbol "CRWP".

GOVERNANCE OF ENDO

Due to our lack of operations and size, we have not designated an Audit Committee. Furthermore, we are currently quoted on the OTC Bulletin Board, which is sponsored by the NASD, under the symbol “ENDD.OB” and the OTCBB does not have any listing requirements mandating the establishment of any particular committees.  Our board of directors acts as our Audit Committee and performs equivalent functions, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.  For these same reasons, we did not have any other committees during fiscal 2005.

Our Board believes that, considering our size and the members of our Board, decisions relating to director nominations can be made on a case-by-case basis by all members of the board without the formality of a nominating committee or a nominating committee charter. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

The Board does not have an express policy with regard to the consideration of any director candidates recommended by shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider director candidates proposed in accordance with the procedures set forth below under “Shareholder Proposals for 2007 Annual Meeting,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have any formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the board of directors.

We have not received any recommendations for a director nominee from any shareholder.

During fiscal 2005, the Board held 2 meetings.  None of the directors attended fewer than 75% of the total number of meetings of the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and any persons who beneficially own more than 10% of our common stock to send reports of their ownership of shares of common stock and changes in ownership to us and the SEC. Based on the Company's review of the copies of these reports received by it, and written representations received from reporting persons, the Company believes that all filings required to be made by the reporting persons for the 2005 fiscal year were made on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTION

Peter Day, our Chief Executive Officer, President, director and current director nominee, is purchasing all of our assets and shares in Endo Networks, Inc., a corporation incorporated under the laws of Canada from us pursuant to that certain Asset and Share Purchase Agreement dated as of June 26, 2006.

LEGAL PROCEEDINGS

We are not a party to any material legal proceeding and to our knowledge; no such proceeding is currently contemplated or pending.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Endo stockholders who want to communicate with our Board or any individual director can write to:

Endo Network, Inc.

2624 Dunwin Drive, Unit #3

Mississauga, Ontario, Canada L5l 3T5

Attn: Board Administration

Your letter should indicate that you are an Endo stockholder.  Depending on the subject matter, management will:

•

Forward the communication to the Director or Directors to whom it is addressed;

•

Attempt to handle the inquiry directly, for example where it is a request for information about Endo or it is a stock-related matter; or

•

Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors on request.

DIRECTORS ATTENDANCE AT ANNUAL MEETINGS

We intend to schedule a Board meeting in conjunction with our annual meeting and expect that our directors will attend, absent a valid reason, such as a schedule conflict.  This is our first annual meeting and therefore, there was no annual or corresponding board meeting last year.

EXECUTIVE AND DIRECTOR COMPENSATION

We pay or accrue our President’s salary, which is $103,200 annually.  We have not paid or accrued any other salary for our officers or directors.  We do not have a retirement or stock option or bonus plan for our officers.

Independent Public Accountants

The Board reappointed LBB & Associates, Ltd., LPP (formerly Lopez, Blevins, Bork & Associates, LLP) as the independent accounting firm to audit our financial statements for fiscal 2006.  LBB & Associates, as the Company’s independent accounting firm, audited our financial statements for fiscal years ended 2004 and 2005.

Representatives of LBB & Associates will not be present at the meeting nor will they be available during that time to respond to any questions.

Audit Fees

The fees billed by LBB & Associates for the indicated services performed during fiscal 2005 were as follows:

Fiscal 2005
Audit fees	$10,000
Audit-related fees	$0
Tax Fees	$0
All other fees	$5,800

The amounts shown for “All other fees” were for reviews of our financial statements for fiscal 2005 in which they did not audit or issue any report and consultations regarding generally accepted accounting principles.

Our Board of Directors must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Endo by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which should nonetheless be approved by our Board prior to the completion of the audit.  Each year the independent auditor’s retention to audit our financial statements, including the associated fee, is approved by the Board before the filing of the previous year’s annual report on Form 10-KSB.  At the beginning of the fiscal year, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management.  At each subsequent Board meeting, the auditor and management may present subsequent services for approval.  Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Since May 6, 2003, the effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of LBB & Associates has been approved in advance by the Board, and none of those engagements made use of the de minimus exception to pre-approval contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

Proposal 2

Proposal to sell all of our assets

All of our operations are conducted through, and all of our assets are contained within Endo Networks, Inc., a corporation incorporated under the laws of Canada.   Our Board is proposing that we sell all of our assets and shares of Endo Canada to Mr. Peter Day pursuant to the terms of that certain Asset and Share Purchase Agreement by and between us and Peter Day, a director and our current President, dated June 26, 2006. The Purchase Agreement was approved by our Board, subject to stockholder approval, on June 26, 2006. The Purchase Agreement is attached hereto as Exhibit A and is incorporated herein by reference. The material terms of the Purchase Agreement are summarized below. This is not a complete summary of the Purchase Agreement and is subject in all respects to the provisions of, and is qualified by reference to, the Purchase Agreement. Stockholders are urged to read the Purchase Agreement in its entirety.

If we do not complete the Sale to Mr. Day there is a substantial doubt that we will be able to continue as a going concern.

The Parties to the Purchase Agreement

Endo Canada helps businesses acquire new customers and build sales and loyalty with existing customers. It uses interactive technology such as touch screen kiosks, handheld computers, and websites, combined with promotional marketing tactics to filter large numbers of consumers, to find qualified prospects, and even precondition them for a sale. Endo Canada’s services can be deployed within a business’ own retail environment, to increase sales with their own customer base by increasing frequency of visit and/or average spend with individual customers , or they can be deployed within a partner location such as an office tower or a consumer show, to find and acquire qualified new customers.

The solutions are:

-

Permission based

-

Integratable with legacy systems

-

Scaleable

-

Measurable

-

Conducive to brand partnerships

Endo Canada’s areas of expertise include: Web, Kiosk, Handheld, Wireless, Loyalty, Promotional Marketing, Direct Marketing, Integration with Point of Sale, Survey, Incentive, Sampling, and Field and Event Marketing.  Its client base includes specialty retail, general retail, food service, automotive, alcohol, energy, consumer packaged goods, entertainment, amateur sports, and telecommunications companies.  Endo Canada’s corporate head office is located at 2624 Dunwin Drive, Unit 3, Mississauga, Ontario, Canada, 20 minutes from Toronto and 60 minutes from Buffalo. We were incorporated in Texas as Discount Mortgage Services, Inc. on July 11, 2000 and in September 2001 purchased Endo Canada, which was incorporated in Ontario, Canada on January 30, 2001, in which conceptual and software development was ongoing prior to this date for approximately two years by company founders. Discount Mortgage Services Inc. (Texas) acquired Endo Canada in September, 2001. Discount Mortgage Services Inc. (Texas) underwent a name change to Endo Networks, Inc. (US) in November, 2001 and was re-domiciled to Nevada in December, 2002. As of July 31, 2006, we had 16 total employees, 10 full-time.

Mr. Day has been our President and one of our directors since 2001; he is also the director nominee.  As stated elsewhere in this proxy statement, he has extensive business experience and is well equipped to own and manage our business operations.  Mr. Day attended the University of Toronto from 1989 to 1992 studying English, History and Psychology and attended Humber College in 2000 studying Telecommunications. Mr. Day's relevant work experience follows: General Manager and Partner in Down Home Satellite Programming, Inc. from 1996 to 1998; Marketing Director and General Manager for Galaxy Satellite Programming, Inc. from 1998 to 2000; Vice President Streamline Media, Inc., a computer software and web design company from 2000 to 2002; Vice President and General Manager for Endo Networks, Inc. from 2000 to 2002, President for Endo Networks, Inc. 2002 to present.

Background of the Sale

Reasons for the Sale.  Since inception, we have incurred losses and had substantial trouble maintaining consistent cash flow necessary to operate our business.  As recently as our last fiscal year and quarter, we reported losses and working with a capital deficit for those same periods.  The additional investment and infrastructure we need to sustain our business and develop our operations cannot be supported by our current cash flow.  We have also been unable to, and there is no assurance that we will be able to, either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support our working capital requirements.  In view of the foregoing, our lack of our growth and the limited platform for our future growth in our current state, our Board determined that it would be in our stockholders’ best interests to sell all of our assets to Peter Day.  In making the determination to sell all of our assets to Mr. Day, the Board gave primary consideration to Mr. Day’s familiarity with our operations and business relations.  The Board believes that Mr. Day’s knowledge of our operations would lead to an efficient and expeditious sale process.  The Board was also able to negotiate Mr. Day’s agreement to assume any liability with respect to our assets prior to the closing. Due to the foregoing advantages of selling our assets to Mr. Day, we did not solicit or receive any alternate purchase offers.

As a result of the sale, once it is approved and completed, we will be a "public shell” company.  In advance of attaining this status, our Board of Directors has been evaluating the possibility of a transaction in which we would merge our “public shell” company with a privately-held operating business.  Although we have had preliminary negotiations with potential merger candidates, we have no formal agreements with any third parties to effect a merger or acquisition following the sale of Endo Canada and cannot assure that we will be able to effect such a merger or acquisition upon terms that we consider favorable or at all.  Once we are a “public shell” company, we will thereafter comply all of our business and operations, including subsequent sales of our stock and mergers, in accordance with the Shell Company Release No. 33-8587 and all other applicable regulations and guidance.  You should be aware, however, that depending upon the type of transaction we ultimately pursue, we may not have to seek shareholder approval of such transaction.  As a result you may not be able to vote any new proposed transaction that our Board of Directors approves.

Our Board considered the risks and challenges facing our company in the future as compared to the opportunities available to our company in the future and concluded that the asset sale was the best alternative for maximizing value to our shareholders.  Some of the other factors our Board considered in making that determination include:

-

the short-term and long-term interests of our company and our shareholders;

-

the purchase price and the other terms of the Sale, including limited representations and warranties by us concerning our assets and the minimal conditions to Mr. Day’s obligation to close the sale;

-

the expeditious manner in which the transaction could be completed by selling to Mr. Day;

-

the liquidity concerns currently faced by our company;

-

our need for additional capital to pursue strategic opportunities, to diversify;

-

our ability to benefit from Mr. Day’s current involvement in our business and operations; and

-

the opportunity for us to realize immediate value to fund strategic opportunities.

Description of the Sale

Assets Transferred and Liabilities Assumed.  Pursuant to the Purchase Agreement, we will sell all the assets, properties and shares of Endo Canada that we own or have any right, title, or interest inchoate or otherwise, of every kind and description, wherever located, including all property tangible or intangible and real or personal, good will, processes, research and development projects, designs, patents, accounts receivable, bank accounts, cash, securities, claims, and contract rights.  As consideration for all of the assets, which currently total $553,015, and all of the shares of our subsidiary, Mr. Day will assume all of our liabilities, which currently total $919,389 (such number includes our assets of $553,015 and our excess liabilities of $366,374), except for the following excluded liabilities (i) costs or expenses connected with or resulting from the negotiation or consummation of the Purchase Agreement or the sale or transfer of assets and shares pursuant to the Purchase Agreement and (ii) any liabilities of any person or firm other than us.  We expect to close the Sale the day following the annual meeting, assuming we obtain the required vote.  We believe that selling to Mr. Day creates enough advantages, as described above, that the consideration we are receiving from him is fair and reasonable.  Due to these advantages, we did not employ any procedural safeguards, such as seeking a fairness opinion from a third party or even soliciting competing offers from other potential purchasers, in order to ensure that such consideration was fair and reasonable, so it is possible that an alternative purchaser would have provided us with additional consideration.  However, since we are looking to effect a merger or acquisition, assuming the sale is approved, other entities will be more attracted to effect such a transaction with us if we do not have any liabilities.  Although we did not solicit other offers, we do not believe another purchaser would have assumed all of our liabilities and given us that specific advantage, which we believe will directly increase our ability to effect a merger or acquisition, which will in turn, create more value for our shareholders.

Consequences of Owning Shares of a “Public Shell” Company

Under SEC Rule 12b-2 under the Securities Act of 1933, as amended (the “Securities Act”), we will qualify as a “shell company,” if the Sale is approved and completed because we will not have any assets (other than cash) or operations. Many states have enacted statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. We will comply with the periodic reporting requirements of the Exchange Act for so long as we are subject to those requirements.

Recent amendments to Form 8-K by the Securities and Exchange Commission regarding shell companies and transactions with shell companies require the filing of all information about an acquired company that would have been required to have been filed had any such company filed a Form 10 or 10-SB Registration Statement with the Securities and Exchange Commission, along with required audited, interim and proforma financial statements, within four business days of the closing of any such transaction. These new regulations also deny the use of Form S-8 for the registration of securities of a shell company, and limit the use of this Form to a reorganized shell company until the expiration of 60 days from when any such entity is no longer considered to be a shell company. The additional time and costs that may be incurred by the potential target company to prepare the necessary audited financial statements and other information may significantly delay or essentially   preclude consummation   of an otherwise   desirable acquisition.

The Wulff Letter, as discussed below can restrict the free tradability of certain shares issued to our promoters or affiliates in any transaction with respect to resales, other than pursuant to an effective registration statement filed with the Securities and Exchange Commission. We would expect the definition of these applicable persons to be liberally construed to promote the findings set out in the Wulff Letter.

Restrictions on Sales of Certain “Restricted Securities”

Generally, “restricted securities” can be resold under Rule 144 once they have been held for at least one year (subparagraph (d) thereof), provided that the issuer of the securities satisfies the “current public information” requirements (subparagraph (c)) of the Rule; no more than 1% of the outstanding securities of the issuer are sold in any three month period (subparagraph (e)); the seller does not arrange or solicit the solicitation of buyers for the securities in anticipation of or in connection with the sale transactions or does not make any payment to anyone in connection with the sales transactions except the broker dealer who executes the trade or trades in these securities (subparagraph (f)); the shares are sold in “broker’s transactions” only (subparagraph (g)); the seller files a Notice on Form 144 with the Securities and Exchange Commission at or prior to the sales transactions (subparagraph (h)); and the seller has a bona fide intent to sell the securities within a reasonable time of the filing. Once two years have lapsed, assuming the holder of the securities is not an “affiliate” of the issuer, unlimited sales can be made without further compliance with the terms and provisions of Rule 144. All “restricted securities” of the Company have been held for in excess of one year.

In January, 2000, Richard K. Wulff, the Chief of the Securities and Exchange Commission’s Office of Small Business, wrote a letter to Ken Worm, the Assistant Director of the OTC Compliance Unit of NASD Regulation, Inc. Many members of the securities community have come to refer to that letter as the “Wulff letter.”

The Wulff letter was written in response to a request for guidance from Mr. Worm. In his request, Mr. Worm had referred to several situations in which non-affiliate stockholders of “blank check” or “shell company” issuers had sought to treat their shares as “free-trading” or unrestricted securities. As defined in the Wulff letter, a blank check or public shell company is “a development stage company that has no specific business plan or purpose or has indicated its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person.”

Citing the concerns of the United States Congress and the Securities and Exchange Commission over potential fraud and market manipulations involving blank check and public shell companies, the Wulff letter stated that affiliates of such issuers, as well as transferees of their securities, are “underwriters” with respect to such securities. Accordingly, transactions in these companies’ securities by promoters, affiliates or their transferees do not fall within the scope of the Rule 144 “safe harbor” resales for securities that have been beneficially owned for at least one year and that satisfy informational and certain other requirements of the Rule, or the Section 4(1) exemption from registration for resales under the Securities Act of 1933, as amended (the “Securities Act”), that exempts sales by persons other than “an issuer, underwriter or a dealer.” As a result, it is the position of the Securities and Exchange Commission that these securities may be resold by these persons only pursuant to registration under the Securities Act. According to the Wulff letter, this restriction would continue to apply even after the blank check or public shell company completes a merger or acquisition transaction with an operating entity.

Once the Sale is completed, assuming it is hereby approved, and we become a “public shell” company, any issuances of our shares thereafter, to any of our promoters or affiliates, and their transferees, will likely be subject the restrictions imposed by the Wulff letter.

We believe the Wulff Letter will be liberally construed to promote its purposes as discussed herein and therein. The full text of the Wulff Letter can be examined in the CCH Federal Securities Law Reporter, 1999-2000 Decisions, Paragraph No. 77,681, issued under the name "NASD Regulation, Inc."

Use of Proceeds from the Sale

Since Mr. Day is assuming all of our liabilities in exchange for all of our assets and shares of Endo Canada, there are no proceeds from the sale.  The assumption of our liabilities is the only consideration we are receiving from the Sale.

Other Material Terms of the Asset Sale Agreement

Representations and Warranties.    The Purchase Agreement contains customary representations and warranties from us to Mr. Day relating to, among other things: our financial position, our corporate standing, our title to all of our and Endo Canada’s property, and our accounts receivable.

Conditions to the Closing.    In addition to the customary closing conditions contained in the Purchase Agreement, we are also required to obtain the affirmative vote of a majority of our shareholders to approve the Purchase Agreement and the Sale contemplated thereby, which we are seeking through this proxy statement.

 Indemnification.  We will indemnify, defend and hold Mr. Day harmless against and in respect of any and all liabilities including interest, penalties and reasonable attorneys' fees, that he incurs or suffers, which arise or result from, or relate to (i) any breach by us of any of our representations or warranties contained in the Purchase Agreement, or our failure to perform any covenant or agreement contained therein, (ii) any and all claims of whatever nature, asserted (with or without the commencement of  legal action) against Mr. Day with respect to the Excluded Liabilities and (iii) any and all claims, demands, damages, costs and expenses, including reasonable attorney fees for the defense of such claims.  Mr. Day will indemnify, defend and hold us harmless against and in respect of any and all liabilities, including interest, penalties and reasonable attorneys' fees, that Mr. Day incurs or suffers, which arise or result from, or relate to the breaches and claims described above in (i) and (ii), respectively.

Appraisal Rights

Our stockholders will not be entitled to appraisal rights in connection with, or as a result of, the Sale.

Interests of Our Directors and Officers in the Sale

Mr. Day, our current President and director, as buyer, will own all of our assets and shares of Endo Canada after the Sale.

Shareholder Rights after the Sale

Shareholders’ rights will not change pursuant to the Sale.

Material Federal Income Tax Consequences of the Sale

The following discussion is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service could adopt a position contrary to that presented in the following discussion. In addition, future legislative, judicial or administrative changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the proposed asset sale to us. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of common stock, or any foreign, state or local tax considerations. Accordingly, shareholders are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the Sale.

As a result of the Sale, we will sell substantially all of our operating assets to Mr. Day in exchange for his assumption of all of our liabilities.  This amount will be allocated among all of our assets that are sold to Mr. Day. We will recognize gain or loss on each of the assets sold in an amount equal to the difference between the sales price allocated to that asset and our tax basis in such asset.

We do not believe the Sale will result in substantial federal or state corporate income tax liability (including any alternative minimum tax liability) because we anticipate that most of the taxable gain recognized as a result of the Sale will be offset by our operating losses. However, tax authorities may disagree with our determination of our available operating losses or our allocation of the purchase price among the assets sold, or our operating losses could be less than anticipated, which may result in significant income tax liability as a result of the Sale. Until we obtain stockholder approval and are able to ascertain the closing date for the sale, it is difficult to complete our analysis of the tax consequences because the nature of certain liabilities is unresolved.

Regulatory Approvals

Neither we nor Mr. Day is required to comply with any federal or state regulatory requirements or obtain approval from any federal or state agency in connection with the Sale.

Provision for unaffiliated security holders

There are no provisions to grant unaffiliated security holders access to our corporate files or to obtain counsel or appraisal services at our expense.

Pursuant to Nevada Revised Statutes, NRS 78.565, this proposal can be approved by the affirmative vote of shareholders holding at least a majority of the voting power.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO SELL SUBSTANTIALLY ALL OF OUR ASSETS PURSUANT TO THE ASSET SALE AGREEMENT.

Proposal 3

Proposal to effect a reverse stock split.

The Board seeks the right to implement a stock split, on either a 20:1 forward or 1:20 reverse basis.  Although this Proposal, along with Proposal 4 may be approved, the Board will only effect a reverse split or a forward split.  If approved, this will only become effective when the Board chooses to exercise its right, which it will only do when it believes it to be in Company’s and shareholders’ best interest to do so.  A reverse stock split will reduce the number of outstanding shares of our common stock by reclassifying and converting all outstanding shares of our common stock into a proportionately fewer number of shares of common stock.  This action would also result in a relative increase in the available number of authorized but unissued shares of our common stock, because the number of shares authorized for issuance is otherwise unchanged by the split.

Each stockholder’s proportionate ownership of the issued and outstanding shares of our common stock would remain the same, however, except for minor changes that may result from additional shares issued in connection with fractional shares.  And, with the exception of adjustments for those shareholders with fractional shares, the stock split will not affect any stockholder’s proportional equity interest in the company in relation to other shareholders or rights, preferences, privileges or priorities.  Outstanding shares of new common stock resulting from the stock split will remain fully paid and non-assessable.

Purpose and Reason For A Stock Split

There are 13,557,366 shares of our common stock issued and outstanding.  Once we complete the Sale with Mr. Day, we will be an inactive company and will attempt to commence active business operations by locating an operating company and completing a merger transaction.  We have not yet identified a suitable candidate and there can be no guarantee that we will identify one in the future.  The Board believes that granting it the authority to implement a stock split is beneficial because it provides us with the flexibility to attract and secure a suitable acquisition candidate and to complete a transaction in a timely manner.

Management and our Board believe that it is in the best interests of our shareholders to pursue the possibility of acquiring another company to grow our business and increase our shareholders’ value.  To facilitate such a transaction, our Board requires the flexibility to adjust the number of issued and outstanding shares of our common stock to meet the requirements of any such transaction. The Board believes that the ability to effect a stock split, which could have the effect of making the Company more attractive for a potential business combination, will award such flexibility.  The Board believes that stockholder approval of alternative stock splits, forward or reverse, (rather than one or the other) provides the Board with additional flexibility to best achieve the desired results.  The Board will only effect a stock split upon its determination that such a split would be in the best interests of the stockholders at that time. No further action on the part of stockholders will be required to either implement or abandon the stock split. The Board reserves its right to elect not to proceed, and abandon, the stock split if it determines, in its sole discretion, that it is no longer in the best interests of our stockholders.  Currently, we do not have any specific plans to issue any shares of its common stock after effectuating the stock split.

A reverse stock split will reduce the number of outstanding shares of our common stock by reclassifying and converting all outstanding shares of our common stock into a proportionately fewer number of shares of common stock.  This action would also result in a relative increase in the available number of authorized but unissued shares of our common stock, because the number of shares authorized for issuance is otherwise unchanged by the split.

The Board is not asking you to approve a stock split that will take place immediately, but rather seeks the right to declare and effect a split if the Board determines that it is in our best interest and our shareholders’ to do so in its effort to secure a suitable merger candidate.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Appraisal Rights

Under the General Corporation Law of the State of Nevada, our stockholders are not entitled to appraisal rights with respect to the stock split, and we will not independently provide stockholders with any such right.

Reverse Stock Split

Purpose and Reason For A Reverse Stock Split

There are 13,557,366 shares of our common stock issued and outstanding.  Management and our Board believe we could enhance our shareholder’s value by locating an acquisition target and completing an acquisition.  We have not yet identified a suitable candidate and there can be no guarantee that we will identify one in the future.  The reverse split will decrease the number of shares of common stock outstanding and that may make the Company more attractive to a potential acquisition candidate and, may increase the per share market price for our common stock.  The Board believes that a reverse split would assist the Company in developing a suitable capital structure both before and after any acquisition we may effect in the future.

If we do locate a suitable acquisition target, and we are able to complete an acquisition, it is likely that we will be required to issue a large amount of our common stock to the owners of such acquisition target so that they retain a high ownership percentage of our stock issued and outstanding immediately following the transaction.  Without a reverse split however, we would have to issue an enormous amount of our common stock to provide the owners of the acquisition target with the ownership percentage that they may require.  After such an issuance, we believe that the resulting amount of our outstanding shares will adversely affect any possibility of creating and maintaining an orderly market for our common stock following an acquisition.

Although the market price per share of our common stock may increase as a result of a reverse split, the effect of the reverse stock split cannot be predicted.  There can be no assurance that the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from a reverse stock split.  The market price of our common stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

Disadvantages of a Reverse Stock Split

Even though the Board believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are the possible disadvantages of a reverse stock split:

(a)

A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our common stock. These odd lots may be more difficult to sell than shares of our common stock in even multiples of 100.

(b)

Because a reverse stock split would result in an increased number of authorized but unissued shares of our common stock, it may be construed as having an anti-takeover effect.   For example, it may be possible for the Board to delay or impede a takeover or transfer of control of our Company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in our best interests or those of our stockholders.  The increase in the number of authorized but unissued shares of common stock may therefore have the effect of discouraging unsolicited takeover attempts.  By potentially discouraging initiation of unsolicited takeover attempts, the increase in the number of authorized but unissued shares of common stock may limit the ability of our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that otherwise may be available under a merger proposal.  The increase in the number of authorized but unissued shares of common stock may have the effect of permitting our current members of management, including our current board members, to retain their position, and place them in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.  However, our Board is not aware of any attempt to take control of the Company, and our Board did not approve this action with the intent that the increase in the number of authorized but unissued shares of common stock be utilized as a type of anti-takeover device.

(c)

The increased number of authorized but unissued shares of our common stock could be issued by the Board without further stockholder approval, which could result in dilution to the holders of our common stock.

Effect of the Reverse Stock Split

The principal effects of a 20:1 reverse split will be as follows:

Based upon the 13,557,366 shares of common stock outstanding today, the reverse split would decrease the outstanding shares of common stock to approximately 677,868 shares of common stock issued and outstanding.  Further, any outstanding options, warrants and rights that are not anti-dilutive will be decreased accordingly.

Following the effectiveness of the reverse split, every twenty shares of common stock presently outstanding, without any action on the part of the stockholder, will represent one share of common stock.

Subject to the provisions for elimination of fractional shares, as described below, consummation of the reverse split will not result in a change in the relative equity position or voting power of the holders of common stock.  Under the terms of the consent granted by our Board, we can also effect a reverse split at a ratio of less than 20:1, however, the same considerations discussed herein would still apply.

Federal Income Tax Consequences of the Reverse Split

The combination of shares of pre-split common stock into one share of post-split common stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-split common stock will be transferred to the post-split common stock.  This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse split may not be the same for all stockholders.  Stockholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

If approved, then we will obtain a new CUSIP number for the common stock when the Board exercises its right to implement the reverse split.

Procedure For Effecting A Stock Split

As soon as practicable after we implement a stock split and select an effective date thereof, we will send a letter of transmittal and instruction to each holder of record of shares outstanding on that date.

If we implement a reverse stock split, then on the date the Board decides to implement it, every twenty shares of common stock (or such lesser number as may be appropriate should our Board determine that a ratio of less than 20:1 is appropriate) outstanding at that time, without any action on the part of the stockholder, will automatically represent one share of common stock.  The number of shares of common stock issued and outstanding will then be reduced accordingly.  No additional action on our part or any stockholder will be required to affect the reverse split.  Stockholders will be requested to exchange their certificate representing shares of common stock held prior to the reverse split for new certificates representing shares of common stock.  Stockholders will not have to submit certificates until requested to do so.

No fractional shares of post- split common stock will be issued to any stockholder.  In lieu of any such fractional share interest, each holder of pre-split common stock who would otherwise be entitled to receive a fractional share of post-split common stock will in lieu thereof receive one full share upon surrender of certificate formerly representing pre-split common stock held by such holder.

If the Board implements a stock split, we will promptly file a Certificate of Amendment with the Secretary of State of the State of Nevada to amend our existing Articles of Incorporation. The stock split will become effective on the date of filing the Certificate of Amendment, which is referred to as the "effective date." Beginning on the effective date, each certificate representing pre-stock split shares will be deemed for all corporate purposes to evidence ownership of post- stock split shares. The text of the Certificate of Amendment is set forth in Exhibit B hereto.  The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessary and advisable to effect the stock split, including whether it will be a forward or reverse split.

Pursuant to Nevada Revised Statutes, NRS 78.2055 and NRS 78.207, this proposal can be approved by the affirmative vote of shareholders holding at least a majority of the voting power.

THE BOARD OF DIRECTORS RECOMMNEDS THAT YOU VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO IMPLEMENT A REVERSE STOCK SPLIT.

Proposal 4

Proposal to effect a forward stock split.

The Board seeks the right to implement either a stock split, on either a 20:1 forward or 1:20 reverse basis.  The Board will only effect a reverse split or a forward split.  If approved, this will only become effective when the Board chooses to exercise its right, which it will only do when it believes it to be in Company’s and shareholders’ best interest to do so.  A forward split will increase the number of outstanding shares of our common stock by reclassifying and converting all outstanding shares of our common stock into a proportionately larger number of shares of common stock.  This action would also result in a relative decrease in the available number of authorized but unissued shares of our common stock, because the number of shares authorized for issuance is otherwise unchanged by the split.

Each stockholder’s proportionate ownership of the issued and outstanding shares of our common stock would remain the same, however, except for minor changes that may result from additional shares issued in connection with fractional shares.  And, with the exception of adjustments for those shareholders with fractional shares, the stock split will not affect any stockholder’s proportional equity interest in the company in relation to other shareholders or rights, preferences, privileges or priorities.  Outstanding shares of new common stock resulting from the stock split will remain fully paid and non-assessable.

Purpose and Reason For A Stock Split

There are 13,557,366 shares of our common stock issued and outstanding.  Once we complete the Sale with Mr. Day, we will be an inactive company and will attempt to commence active business operations by locating an operating company and completing a merger transaction.  We have not yet identified a suitable candidate and there can be no guarantee that we will identify one in the future.  The Board believes that granting it the authority to implement a stock split is beneficial because it provides us with the flexibility to attract and secure a suitable acquisition candidate and to complete a transaction in a timely manner.

Management and our Board believe that it is in the best interests of our shareholders to pursue the possibility of acquiring another company to grow our business and increase our shareholders’ value.  To facilitate such a transaction, our Board requires the flexibility to adjust the number of issued and outstanding shares of our common stock to meet the requirements of any such transaction. The Board believes that the ability to effect a stock split, which could have the effect of making the Company more attractive for a potential business combination, will award such flexibility.  The Board believes that stockholder approval of alternative stock splits, forward or reverse, (rather than one or the other) provides the Board with additional flexibility to best achieve the desired results.  The Board will only effect a stock split upon its determination that such a split would be in the best interests of the stockholders at that time. No further action on the part of stockholders will be required to either implement or abandon the stock split. The Board reserves its right to elect not to proceed, and abandon, the stock split if it determines, in its sole discretion, that it is no longer in the best interests of our stockholders.  Currently, we do not have any specific plans to issue any shares of its common stock after effectuating the stock split.

A forward stock split would give the Board discretion should the market price of our common stock rise, to adjust the price into a range that is more attractive to the financial community and the investing public and thereby make a broader market. The Board anticipates that following a stock split our common stock share trading price would decrease which may encourage additional investors to invest. A stock split will increase the number of shares traded in the public market which we believe will establish a more liquid market in our common stock.

The Board is not asking you to approve a stock split that will take place immediately, but rather seeks the right to declare and effect a split if the Board determines that it is in our best interest and our shareholders’ to do so in its effort to secure a suitable merger candidate.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Appraisal Rights

Under the General Corporation Law of the State of Nevada, our stockholders are not entitled to appraisal rights with respect to the stock split, and we will not independently provide stockholders with any such right.

Purpose and Reason For A Forward Stock Split

The primary purpose of a forward split is to increase the total number of the Company’s shares issued and outstanding to ensure the existing share capital is not diluted by issuing shares from treasury in connection with an acquisition. Further, the increase will have the effect of increasing the shares available in the public float, thereby creating a more stable market for our stock.

A disadvantage to having a forward split is that it could result in a lower trading price if our stock starts to actively trade.

Effect of the Forward Stock Split

The principal effects of a 1:20 forward split will be as follows

Based upon the 13,557,366 shares of common stock outstanding today, the forward split would increase the outstanding shares of common stock to approximately 271,147,320 shares of common stock issued and outstanding.  The proposed stock split would not change the stockholders' equity, nor would the split affect the relative rights of any stockholder or result in a dilution or diminution of any stockholder's proportionate interest in the Company. However, since the stock split would result in each stockholder's interest being represented by a greater number of shares, it is possible that higher aggregate brokerage commissions may be payable after a stock split upon a sale or transfer of a stockholder's same relative interest in common stock because that interest would be represented by a greater number of shares.

In connection with the stock split, the number of shares of common stock underlying outstanding stock options, stock warrants and reserved for issuance under our existing stock incentive plan would be proportionately adjusted pursuant to the terms of such agreements to reflect the stock split, and the per share exercise prices of outstanding options and warrants under such agreements would be proportionately reduced.  Under the terms of the consent granted by our Board, we can also effect a forward split at a ratio of less than 1:20, however, the same considerations discussed herein would still apply.

Federal Income Tax Consequences of the Forward Split

We believe that a stock split would not result in the recognition of a taxable gain or loss to the stockholders for federal income tax purposes. In addition, we believe the tax basis for shares in the hands of a stockholder prior to the stock split will become the tax basis for the total number of shares to be held by such stockholder immediately after the stock split, and the holding period of the newly acquired shares will be deemed to be the same as the holding period of the corresponding shares held prior to the stock split.  This discussion should not be considered as tax or investment advice, and the tax consequences of the forward split may not be the same for all stockholders.  Stockholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

If we find a suitable acquisition candidate, the Board will determine whether a forward or reverse split will better assist us in securing the candidate and completing an acquisition.

Procedure For Effecting A Stock Split

As soon as practicable after we implement a stock split and select an effective date thereof, we will send a letter of transmittal and instruction to each holder of record of shares outstanding on that date.

If we implement a forward stock split, then every one share of common stock outstanding at that time, without any action on the part of the stockholder, will automatically represent twenty shares of common stock (or such other number as may be appropriate should our Board determine that a ratio of less than 1:20 is appropriate).  The number of shares of common stock issued and outstanding will then be increased accordingly.  We will implement it by issuing an additional stock certificate to each stockholder of record as of the close of business on the effective date. The additional certificate will represent the additional shares and stockholders should retain their then current stock certificates.

No fractional shares of post- split common stock will be issued to any stockholder.  In lieu of any such fractional share interest, each holder of pre-split common stock who would otherwise be entitled to receive a fractional share of post-split common stock will in lieu thereof receive one full share upon surrender of certificate formerly representing pre-split common stock held by such holder.

If the Board implements a stock split, we will promptly file a Certificate of Amendment with the Secretary of State of the State of Nevada to amend our existing Articles of Incorporation. The stock split will become effective on the date of filing the Certificate of Amendment, which is referred to as the "effective date." Beginning on the effective date, each certificate representing pre-stock split shares will be deemed for all corporate purposes to evidence ownership of post- stock split shares. The text of the Certificate of Amendment is set forth in Exhibit B hereto.  The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessary and advisable to effect the stock split, including whether it will be a forward or reverse split.

Pursuant to Nevada Revised Statutes, NRS 78.2055 and NRS 78.207, this proposal can be approved by the affirmative vote of shareholders holding at least a majority of the voting power.

THE BOARD OF DIRECTORS RECOMMNEDS THAT YOU VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO IMPLEMENT A FORWARD STOCK SPLIT.

BENEFICIAL OWNERSHIP OF ENDO COMMON STOCK

Beneficial Owners of More Than 5% of Our Common Stock

The following table sets forth, as of August 1, 2006: (a) the names and addresses of each beneficial owner of more than five percent (5%) of our Common Stock beneficially owned by each such person, and the  percent of our Common Stock so owned;  and (b) the names and  addresses of each director and executive officer,  the number of shares  our Common  Stock  beneficially owned,  and the percentage of our Common Stock so owned, by each such person,  and by all of our directors  and  executive  officers as a group.  Each person has sole voting and investment power with respect to the shares of our Common Stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of Common Stock except as otherwise indicated.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage Of Voting of Securities (1)

Peter B. Day (2) 2624 Dunwin Drive, Unit #3 Mississauga, Ontario L51 3T5	4,577,500	33.8%

Dean T. Hiebert (2) 2624 Dunwin Drive, Unit #3 Mississauga, Ontario L51 3T5	2,358,000	17.4%

Charles Smith (2) 709-B West Rusk #580 Rockwall, Texas 75087	1,511,750(3)	11.2%
Christopher Skillen 2624 Dunwin Drive, Unit #3 Mississauga, Ontario L51 3T5	0	0%

All Officers and Directors as a group (3 persons)	6,089,250	45.0%

________________

(1)

All Percentages have been rounded up to the nearest one hundredth of one percent.

(2)

Executive officer of the Company and a member of the Company’s Board of Directors.

(3)

Includes 1,511,750 shares owned by Lynn Management, LLC, a company owned by Mr. Smith.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2007 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary of Endo Networks, Inc., 2624 Dunwin Drive, Unit #3, Mississauga, Ontario, Canada L5l 3T5:

•

Not later than April 10, 2007, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; or

•

May 1, 2007.

FINANCIAL STATEMENTS

The following financial statements are attached to this report and filed as a part thereof.

1.

Financial Statements as of March 31, 2006

2.

Notes to Financial Statements as of March 31, 2006

3.

Independent Auditors' Report

4.

Financial Statements as of September 30, 2004 and 2005.

5.

Notes to Consolidated Financial Statements as of September 30, 2004 and 2005

6.

Pro Forma Financial Statement as of March 31, 2006

7.

Pro Forma Financial Statement as of September 30, 2004

8.

Pro Forma Financial Statement as of September 30, 2005

Documents Incorporated By Reference

In our filings with the SEC, information is sometimes “incorporated by reference.”  This means that we may disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is deemed to be part of this proxy statement, except for any information that is superseded or modified by information contained directly in this proxy statement or in any other subsequently filed document that is also incorporated by reference herein.  This proxy statement incorporates by reference the information set forth below that the Company has previously filed with the SEC.

Our Annual Report on Form 10-KSB for the year ended September 30, 2005 is being delivered to you along with this proxy statement.  Upon your written or oral request, we will provide at no cost to you a copy of any and all of the other information that is incorporated by reference in this proxy, not including exhibits to such information unless those exhibits are specifically incorporated herein by reference.

Requests for such documents should be directed to Corporate Secretary, Endo Networks, Inc., 2624 Dunwin Drive, Unit #3, Mississauga, Ontario, Canada L51 3T5, telephone number (905) 820-8800.

The following information contained in our Annual Report on Form 10-KSB for the year ended September 30, 2005, as filed with the Securities and Exchange Commission on January 23, 2006 (File No. 000-51753) is incorporated by reference herein:

•

Part I, Item 1. Description of Business

•

Part I, Item 2.  Description of Property

•

Part II, Item 5. Market for Common Equity and Related Stockholder Matters

•

Part II, Item 6.  Management’s Discussion and Analysis of Financial condition and Results of Operations

•

Part II, Item 8.  Changes in and Disagreement with Accountants on Accounting and Financial Disclosure

The following information contained in our Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 2005 as filed with the Securities and Exchange Commission on February 21, 2006 (File No. 000-51753) is incorporated by reference herein:

•

Part I, Item 2. Management’s Discussion and Analysis of Financial condition and Results of Operations

The following information contained in our Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2006 as filed with the Securities and Exchange Commission on May 10, 2006 (File No. 000-51753) is incorporated by reference herein:

•

Part I, Item 2. Management’s Discussion and Analysis of Financial condition and Results of Operations

Certificate of Amendment to Articles of Incorporation

for

ENDO NETWORKS, INC.

Pursuant to the provisions under the Nevada Revised Statutes 78.385 and 78.390, the undersigned hereby adopts the following Articles of Amendment for ENDO NETWORKS, INC. (the “Company”):

1.

Name of the Corporation is ENDO NETWORKS, INC.

2.

The articles have been amended as follows:

Article V

The amount of the total authorized capital stock of this corporation is Fifty Million (50,000,000) shares of $0.001 Par Value.

Upon the filing of this amendment with the office of the Secretary of State of the State of Nevada (the Effective Date"), each [number determined by the Corporation's Board of Directors] shares of Common Stock then issued, which are the only voting securities of the Corporation issued and outstanding, shall be automatically reclassified into [number determined by the Corporation's Board of Directors] shares of Common Stock.  No fractional interests in shares shall be issued, nor shall any stockholder be entitled to any cash compensation for any fractional interests after such reclassification.

From and after the Effective Date, the amount of capital represented by the Common Stock immediately after the Effective Date shall be the same as the amount of capital represented by such shares immediately prior to the Effective Date, until thereafter reduced or increased in accordance with applicable law. The par value of a Share of Common Stock shall remain unchanged after the Stock Split at $0.001 per share.

From and after the Effective Date, the total number of shares of all classes of capital stock which the Corporation shall have authority to issue shall remain unchanged.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation that have voted for the amendment is _____________ shares representing ______% of the outstanding shares.

Signatures

Peter Day,

President

ADMISSION TICKET

ENDO NETWORKS, INC.

2624 Dunwin Drive, Unit #3

Mississauga, Ontario, Canada L5l 3T5

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER AND A GUEST.

NOTE: If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

PROXY

ENDO NETWORKS, INC.
2624 Dunwin Drive, Unit #3

Mississauga, Ontario, Canada L5l 3T5

Annual Meeting of Shareholders – September 5, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter B. Day, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of Endo Networks, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual meeting of Shareholders of Endo Networks, Inc. to be held at 2624 Dunwin Drive, Unit #3 Mississauga, Ontario, Canada L5l 3T5, on September 5, 2006 at 9:30 AM and at any adjournment or postponement thereof.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified.  If no contrary instruction is indicated for any proposal, the vote shall be cast in accordance with the recommendation of the Board of Directors.  This proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

This proxy is solicited on behalf of the                Please mark      [X]
Board of Directors of Endo Networks, Inc. The Board     your votes as
of Directors unanimously recommends that you            indicated in
vote "FOR" each of the proposals.                       this example.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.

1.  To elect Peter B. Day as director.

FOR    AGAINST    ABSTAIN

[_]

  [_]

[_]

2.  To approve the Sale of Endo Networks, Inc.’s assets and shares of Endo Network, Inc. (Canada).

FOR    AGAINST    ABSTAIN

[_]

  [_]

[_]

3.  To approve the Board of Director’s authority to effect a reverse stock split.

FOR    AGAINST    ABSTAIN

[_]

  [_]

[_]

4. To approve the Board of Director’s authority to effect a forward stock split.

FOR    AGAINST    ABSTAIN

[_]

  [_]

[_]

Please indicate if you intend to attend this meeting

[_] YES

[_] NO

If address has changed, please check the box and indicate your new address below

[_]

________________________________

________________________________

________________________________

I/We:  [   ]will attend;  [   ]will not attend the meeting.

Signature(s)

Date:            , 2006

-------------------------------------------------------

-------------------------------------------------------

Please print your name above

This proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership.

BALANCE SHEET
March 31, 2006
(Unaudited)
ASSETS

CURRENT ASSETS:
Cash	$ 260
Accounts receivable, net of allowance for doubtful accounts of $0	136,008
Prepaid expenses	58,412
Total current assets	194,680

PROPERTY AND EQUIPMENT, net of accumulated depreciation
of $1,018,139	358,335

TOTAL ASSETS	$553,015

ULIABILITIES AND STOCKHOLDERS' DEFICITU

LIABILITIES
Current Liabilities:
Current maturities of capital leases payable	$182,222
Accounts payable	224,486
Accrued expenses – related party	314,948
Accrued expenses - other	197,733
Total current liabilities	919,389

Total liabilities	919,389

COMMITMENTS

STOCKHOLDERS' DEFICIT
Common stock, $0.001 par value, 50,000,000 authorized,
12,720,366 shares issued and outstanding	12,720
Additional paid-in-capital	304,550
Accumulated deficit	(822,627)
Accumulated other comprehensive income	138,983
Total Stockholders' Deficit	(366,374)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$553,015

See accompanying summary of accounting policies and notes to financial statements.

ENDO NETWORKS, INC.

 STATEMENTS OF OPERATIONS

Three and Six Months Ended March 31, 2006 and 2005

(Unaudited)

	Three Months Ended March 31,	Three Months Ended March 31,	Six Months Ended March 31,	Six Months Ended March 31,
	2006	2005	2006	2005

Revenue	$ 170,963	$ 290,416	$ 533,102	$ 437,227

Cost of sales	32,477	59,976	193,035	95,107

Gross profit	138,486	230,171	340,067	342,120

Operating expenses:
Depreciation	40,268	48,056	83,878	104,902
Other general and administrative	189,821	178,369	410,039	363,287
Total operating expense	230,089	226,425	493,917	468,189

Net income (loss)	$ (91,603)	$ 3,746	$ (153,850)	$ (126,069)

Net loss per share:
Basic and diluted	$ (0.01)	$ (0.00)	$ (0.01)	$ (0.01)

Weighted average shares outstanding:
Basic and diluted	12,720,366	12,665,366	12,720,366	12,665,366

See accompanying summary of accounting policies and notes to financial statements

ENDO NETWORKS, INC.
STATEMENT OF STOCKHOLDERS' DEFICIT
Twelve Months Ended September 30, 2006, and
Six Months Ended March 31, 2006
			(unaudited)

					Accumulated
			Additional		Other
Common		Stock	Paid In	Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit	Income	Total
Balance,
September 30, 2004	12,665,366	$ 12,665	299,105	$ (454,556)	$ 44,115	$ (98,671

Common stock issued for services	55,000	55	5,445

Net loss				(214,221)		(214,221)
Foreign currency Translation adjustment					92,883	92,883
Total comprehensive loss						(121,338)
Balance
September 30, 2005	12,720,366	$ 12,720	$ 304,550	$ (668,777)	$ 136,998	$(214,509)

Net loss				(153,850)		(153,850)
Foreign currency
translation adjustment					1,985	1,985
Total comprehensive loss						(151,865)

Balance
March 31, 2006	12,720,366	$12,720	$ 304,550	$ (822,627)	$ 138,983	$ (366,374)

See accompanying summary of accounting policies and notes to financial statements.

ENDO NETWORKS, INC.

STATEMENTS OF CASH FLOWS
Six Months Ended March 31, 2006 and 2005
(Unaudited)
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(153,850)	$(126,069)
Adjustments to reconcile net loss to net cash
provided by operations:
Items not requiring cash:
Depreciation and amortization	83,878	104,902
Provision for bad debt	-	22,307
Changes in assets and liabilities:
Accounts receivable	(52,799)	(1,490)
Prepaid expenses	1,316	3,319
Accounts payable and accrued expenses	136,711	(6,652)

NET CASH PROVIDED BY OPERATING ACTIVITIES	15,256	3,683

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(2,819)	(124,503)

NET CASH USED BY INVESTING ACTIVITIES	(2,819)	(124,503)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on lease financing	(20,746)	16,471

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(20,746)	16,471

Effect of foreign exchange rate changes on cash	8,569	100,215

NET CHANGE IN CASH	260	(11,500)

Cash, beginning of period	-	11,612

Cash, end of period	$ 260	$112

See accompanying summary of accounting policies and notes to financial statements.

ENDO NETWORKS, INC.

                                            NOTES TO FINANCIAL STATEMENTS

NOTE 1:  MANAGEMENT REPRESENTATION AND PRESENTATION

The balance sheet of ENDO Networks, Inc. (“ENDO”) as of March 31, 2006,  the related  statements of  operations  for the  three and six months ended  March 31, 2006  and 2005 and the statements  of cash  flows for the six months  ended  March 31, 2006 included in the financial statements have been prepared by ENDO without audit.  In the opinion of  management,  the  accompanying  financial  statements include all adjustments (consisting of normal,  recurring adjustments) necessary to  summarize  fairly  the ENDO’S  financial  position  and  results of operations.  The results of operations for the three and six months ended March 31, 2006 are not necessarily indicative of the results of operations for the full year or any other interim period.  Notes to the financial  statements which would substantially  duplicate the disclosure contained in the audited financial statements  for the most  recent  fiscal  year ended  September  30,  2005 to be reported in Form 10-KSB, have been omitted.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

ENDO is an interactive media, promotion, application, and advertising aggregator deploying through wireless capable public access portals to retail and restaurant locations across North America.  ENDO also develops application software and client controlled media including television and radio.

Cash Equivalents

ENDO considers all highly liquid investment instruments purchased with original maturities of three months or less when acquired to be cash equivalents.

Revenue Recognition

ENDO recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectibility is probable.  ENDO recognizes revenue from the sale of advertising related products and services like interactive advertising, studio promotion, and event management as the services are performed.

Revenue derived from professional services provided on a time and materials basis is recognized as services are performed.

For time and material contracts, revenue is recognized and billed by multiplying the number of hours expended by our professionals in the performance of the contract by the established billing rates.  For fixed fee projects, revenue is generally recognized using the proportionate performance method.  Provisions for estimated losses on uncompleted contracts are made on a contract-by-contract basis and are recognized in the period in which such losses are determined.

ENDO maintains allowances for doubtful accounts on all its accounts receivable for estimated losses resulting from the inability of its customers and others to make required payments.  If the financial condition of ENDO's customers and others were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Intangible assets

Intangible assets are recorded at cost.  Cost is amortized over the estimated useful life of the asset unless that life is determined to be indefinite.

Intangible assets not subject to amortization are tested for impairment on at least an annual basis.  If the fair value of the intangible asset is determined to be less than the carrying amount, an impairment loss is recognized in the amount of that difference.

Intangible assets subject to amortization are reviewed for impairment in accordance with the provisions applying to long-live assets.

Property and Equipment

Property and equipment are stated at cost.  Depreciation of property and equipment is calculated on straight-line method over the estimated useful lives of the assets.  Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.  No impairment losses have been recorded since inception.

Impairment of long-lived assets

The Company monitors the recoverability of long-lived assets, including property and equipment and intangible assets, based upon estimates using factors such as expected future asset utilization, business climate, and undiscounted cash flows resulting from the use of the related assets or to be realized on sale. The Company’s policy is to write down assets to the estimated net recoverable amount, in the period in which it is determined likely that the carrying amount of the asset will not be recoverable.

Income Taxes

Income taxes are computed using the asset and liability method.  Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax basis of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Loss per Share

The basic net loss per common share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net loss per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the three and six months ended March 31, 2006 and 2005 potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.  These securities consisted of 634,000 of stock options at March 31, 2006 and 2005.

Stock-Based Compensation

During the first quarter of 2006 ENDO adopted FASB issued Statement No. 123(R) (revised 2004) (“FAS 123(R)”). FAS 123(R) revises FASB Statement No. 123, Accounting for Stock-Based Compensation and supersedes APB Opinion No. 25. FAS 123(R) and requires the Company to measure the cost of employee services received in exchange for stock option awards based on the grant-date fair value of such awards. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award, which is usually the vesting period. The Company will report such costs as part of our general and administrative expenses.

Prior to the adoption of FAS 123(R), ENDO accounted for its stock-based compensation plans under Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees.

Foreign Currency Translation

As nearly all operations are conducted in Canada, the Canadian dollar is the functional currency. All balance sheet accounts have been translated at the current exchange rate as of March 31, 2006. Statement of operations items have been translated at average currency exchange rates during the periods ended March 31, 2006 and 2005. The resulting translation adjustment is recorded as a separate component of comprehensive loss within stockholders’ deficit.

NOTE 3 – GOING CONCERN

For the six months ended March 31, 2006 and the year ended September 30, 2005, ENDO incurred losses totaling $153,850 and $214,221, respectively, and at March 31, 2006 had a working capital deficit of $724,709.

There are no assurances that ENDO will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support ENDO's working capital requirements.  To the extent that funds generated from any private placements, public offerings and/or bank financing are insufficient, ENDO will have to raise additional working capital.  No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to ENDO. If adequate working capital is not available ENDO may not continue its operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 4 - LEASE FINANCING OBLIGATIONS

In September 2005 the ENDO restructured its lease payable obligation.  As of March 31, 2006, ENDO is in technical default on its current lease obligations since it has missed payments totaling approximately $20,391.  As a result the entire lease payable has been classified as a current liability, and is included with current maturities of capital leases payable in the accompanying financial statements.

NOTE 5 – PAYROLL TAXES

ENDO is required to remit employer payroll and employee payroll and income tax withholding payments in the month following the payroll period.  As of March 31, 2006 payroll tax and income tax withholding payments in the amount of $39,407 are in arrears.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

  ENDO Networks, Inc.

  Mississauga, Ontario, Canada

We have audited the accompanying balance sheet of ENDO Networks, Inc. as of September 30, 2004 and the related statements of operations, stockholders’ deficit, and cash flows for each of the two years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ENDO Networks, Inc. as of September 30, 2004 and the results of its operations and its cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ LBB &  Associates, Ltd., LPP

LBB & Associates, Ltd., LPP

(formerly Lopez, Blevins, Bork & Associates, LLP)

Houston, Texas

January 28, 2005

	ENDO NETWORKS, INC.

	BALANCE SHEET
	September 30, 2004

	ASSETS

CURRENT ASSETS:
Cash		$11,612
Accounts receivable, net of allowance of $14,177		145,401
Prepaid expenses		72,141
Total current assets		229,154

PROPERTY AND EQUIPMENT, net of accumulated deprecaition of $615,771		452,567

TOTAL ASSETS		$681,721

	LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES
Accounts payable		$284,428
Accrued expenses		283,188
Capitalized leases - current		111,426
Total current liabilities		679,042

Capitalized leases - non current		101,350

TOTAL LIABILITIES		780,392

STOCKHOLDERS' DEFICIT
Common stock, $0.001 par value, 50,000,000 authorized,
12,665,366 shares issued and outstanding		12,665
Additional paid-in-capital		299,105
Accumulated deficit		(454,556)
Accumulated other comprehensive income		44,115
Total Stockholders' Deficit		(98,671)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT		$681,721

See accompanying summary of accounting policies and notes to financial statements.

	ENDO NETWORKS, INC.

	STATEMENT OF OPERATIONS
	Years Ended September 30, 2004 and 2003

		2004	2003

Revenue		$770,522	$909,518
Cost of Goods Sold		397,469	463,718
Gross Profit		373,053	445,800

Operating Expense:
Depreciation and amortization		90,886	65,885
General and administrative		552,262	400,820
Total Operating Expense		643,148	466,705

NET LOSS		($270,095)	($20,905)

Weighted average shares outstanding		12,631,837	12,565,866

Loss per share - basic and diluted		($0.02)	($0.00)

See accompanying summary of accounting policies and notes to financial statements.

		ENDO NETWORKS, INC.

		STATEMENT OF STOCKHOLDERS' DEFICIT
		Years Ended September 30, 2004

					Accumulated
			Additional		Other
	Common	Stock	Paid In	Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit	Income	Total
Balance,
September 30, 2002	12,568,866	12,569	267,138	(163,556)		$116,151

Comprehensive loss:
Net loss				(20,905)		(20,905)
Foreign currency						-
translation					-	-

Comprehensive loss						(20,905)

Collection of subscription
receivable			25,308			25,308

Balance
September 30, 2003	12,568,866	12,569	292,446	(184,461)	-	120,554

Common stock issued
for services	96,500	96	6,659			6,755

Comprehensive loss:
Net loss				(270,095)		(270,095)
Foreign currency						0
translation					44,115	44,115

Comprehensive loss						(225,980)

Balance
September 30, 2004	12,665,366	$12,665	$299,105	($454,556)	$44,115	($98,671)

See accompanying summary of accounting policies and notes to financial statements.

		ENDO NETWORKS, INC.

		STATEMENT OF CASH FLOWS
		Years Ended September 30, 2004 and 2003

				2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss				($270,095)	($20,905)
Adjustments to reconcile net loss to net
cash (used) by operating activities:
Bad debt				18,000	-
Items not requiring cash - depreciation and amortization				341,181	65,882
Items not requiring cash - common stock issued for services				6,755
Changes in assets and liabilities:
Accounts receivable				(5,177)	(88,453)
Prepaid expenses				(12,999)	(8,437)
Parts inventory				-	12,700
Accounts payable				128,752	110,237

Accrued expenses	149,078	48,775

NET CASH BY (USED IN) OPERATING ACTIVITIES:	355,495	119,799

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(267,511)	(169,449)

CASH FLOWS FROM FINANCING ACTIVITIES:
Sale of common stock	0	25,308
Proceeds from lease financing	0	82,367
Payments on lease financing	(136,137)	(61,278)

CASH FLOWS FROM FINANCING ACTIVITIES	(136,137)	46,397

Effect of foreign exchange rate changes on cash	44,115	-

NET CHANGE IN CASH	(4,038)	(3,253)

Cash, beginning of period	15,650	18,903

Cash, end of period	$11,612	$15,650

ENDO NETWORKS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

ENDO Networks, Inc. (ENDO) is an interactive media, promotion, application, and advertising aggregator deploying through wireless capable public access portals to retail and restaurant locations across North America, predominantly Canada.  ENDO also develops application software and client controlled media including television and radio.

Cash Equivalents

ENDO considers all highly liquid investment instruments purchased with original maturities of three months or less when acquired to be cash equivalents.

Revenue Recognition

ENDO recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectibility is probable.  ENDO recognizes revenue from the sale of advertising related products and services like interactive advertising, studio promotion, and event management as the services are performed.

Revenue derived from professional services provided on a time and materials basis is recognized as services are performed.

For time and material contracts, revenue is recognized and billed by multiplying the number of hours expended by our professionals in the performance of the contract by the established billing rates.  For fixed fee projects, revenue is generally recognized using the proportionate performance method.  Provisions for estimated losses on uncompleted contracts are made on a contract-by-contract basis and are recognized in the period in which such losses are determined.

ENDO maintains allowances for doubtful accounts on all its accounts receivable for estimated losses resulting from the inability of its customers and others to make required payments.  If the financial condition of ENDO's customers and others were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Furniture and Equipment

Furniture and equipment are stated at cost.  Depreciation of furniture and equipment is calculated on straight-line method over the estimated useful lives of the assets.

Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.  No impairment losses have been recorded since inception.

Income Taxes

Income taxes are computed using the asset and liability method.  Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax basis of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Loss per Share

The basic net loss per common share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net loss per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the year ended September 30, 2004, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.  These securities consisted of 634,000 options at September 30, 2004.

Recently Issued Accounting Pronouncements

ENDO does not expect the adoption of recently issued accounting pronouncements to have a significant impact on ENDO's results of operations, financial position or cash flow.

Stock-Based Compensation

The Company accounts for its stock-based compensation plans under Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees. The pro forma information below is based on provisions of Statement of Financial Accounting Standard (“FAS”) No. 123, Accounting for Stock-Based Compensation, as amended by FAS 148, Accounting for Stock-Based Compensation-Transition and Disclosure, issued in December 2002.

	2004	2003

Net loss, as reported	$ (270,095)	$ (20,905)
Add: Intrinsic value expense recorded	-	-
Deduct: total stock-based employee compensation expense determined under fair value based method	(95,050)	-
Pro forma net loss	$ (365,145)	$ (20,905)

Earnings per share:
Basic and diluted - as reported	(.02)	(.00)
Basic and diluted – pro forma	(.03)	(.00)

The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2004: no dividend yield and expected volatility of 195%,  risk-free interest rate of 2.75%, and expected lives of 2 years.

Foreign Currency Translation

As nearly all operations are conducted in Canada, the Canadian dollar is the functional currency.  All balance sheet accounts have been translated at the current exchange rate as of September 30, 2004. Statement of operations items have been translated at average currency exchange rates. The resulting translation adjustment is recorded as a separate component of comprehensive loss within stockholders’ deficit.

Software Capitalization

ENDO adopted Statement of Position  (SOP) 98-1,  "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". In accordance with this standard, certain direct development costs associated with internal-use software are capitalized, including external direct costs of material and services, and payroll costs for employees devoting time to the software projects.  These costs are amortized over a period not to exceed five years beginning when the asset is substantially ready for use. Costs incurred during the preliminary project stage, as well as maintenance and training, are expensed as incurred.

NOTE 2 - FURNITURE AND EQUIPMENT

Furniture and equipment consisted of the following as of September 30, 2004:

                                                                     Estimated

                                                                        Useful

                                                                         Lives

Automobiles

3          $          3,052

Kiosk equipment

3                  118,428

Furniture and equipment

          5-7                 607,303

Computer equipment and software                 3-5                    29,410

Intellectual property

2                   277,184

Application development (software)

3                     32,961

                                                                                        ----------------

                                                                                           1,068,338

Less: accumulated depreciation and

  Amortization

                     (615,771)

                                                                                          ----------------

                         $        452,567

Depreciation and amortization expense was $341,181 and $65,885 for the periods ending September 30, 2004 and 2003, respectively.

NOTE 3 - LEASES

Capital Leases

ENDO leases equipment under long-term lease agreements.  The leases covering certain equipment, which expire over the next three years, are classified as capital leases.  Property and equipment includes equipment under capital leases of $603,114.

The future minimum lease payments for capital leases and for operating leases (with initial or remaining non-cancelable terms in excess of one year) as of September 30, 2004 follow:

Years ending                                        Amount

--------------------------------------------    ----------------

2004                                            $       111,426

2005                                                       59,980

2006                                                       41,370

                                                        ---------------

                                                             212,776

Less: current maturities                       111,426

                                                        ---------------

Capitalized leases - long-term    $       101,350

                                                         ========

Operating Lease

ENDO leases its office space for $2,894 per month on a month to month basis. ENDO had no other operating leases for the years ended September 30, 2004 and 2003.

NOTE 4 - INCOME TAXES

For the years ended September 30, 2004 and 2002, ENDO has incurred net losses and, therefore, has no tax liability.  The net deferred tax asset generated by the loss carry-forward has been fully reserved.  The cumulative net operating loss carry-forward is approximately $300,000 at September 30, 2004, and will expire in the years 2021 through 2024.

Deferred income taxes consist of the following at September 30, 2004:

    Long-term:

      Deferred tax assets                          $      102,000

      Valuation allowance                                (102,000)

                                                                    --------------

                                                               $                 -

                                                                    ========

NOTE 5 - STOCKHOLDERS' EQUITY

Common Stock:

ENDO is authorized to issue 50,000,000 common shares of stock at a par value of $0.001 per share.  These shares have full voting rights.  At September 30, 2004, there were 12,665,366 shares outstanding.  ENDO has not paid a dividend to its shareholders.

Common Stock:

During July 2004, ENDO issued 96,500 shares of common stock for services valued $0.07 per share or $6,755 which was the fair value of common stock on the date issued.

Stock Options:

No compensation cost has been recognized for grants under the stock option plans since all grants pursuant to these plans have been made at the current estimated fair values of ENDO's common stock at the grant date.  There were 634,000 options issued for the year ended September 30, 2004.

The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in fiscal 2004:  zero dividend yield, expected volatility of 195%, risk-free interest rate of 2.75% and expected lives of 2 years.

The options granted have an exercise price of $.50 per share and vest at the date of issuance. The maximum term of the options is two years.

The following table summarizes stock option activity:

Outstanding, October 1, 2003                                634,000

Granted                                                                  634,000

Canceled                                                               (634,000)

Exercised                                                                      -

                                                                        -----------------

Outstanding, September 30, 2004                         634,000

                                                                       ==========

Exercisable at September 30, 2004                       634,000

                                                                       ==========

Weighted-average grant-date fair

  value of options, granted during

  the year                                                      $             0.15

                                                                      ==========

Weighted-average remaining, years

  of contractual life                                                       1.25

                                                                      ==========

NOTE 6 - CONCENTRATIONS OF CREDIT RISK

As of September 30, 2004, amounts due from four customers amounted to 88% of total trade accounts receivable.

One customer accounted for 44% of total revenues and three customers accounted for 20%, 13%, and 12% of total revenues for the years ended September 30, 2004 and 2003, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Endo Networks, Inc.

Mississauga, Ontario, Canada

We have audited the accompanying balance sheet of Endo Networks, Inc. as of September 30, 2005, and the related statements of operations, stockholders’ deficit, and cash flows for each of the two years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion of these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Endo Networks, Inc. as of September 30, 2005, and the results of its operations and its cash flows for each of the two years then ended, in conformity with the accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Endo Networks, Inc. will continue as a going concern.  As discussed in Note 2 to the financial statements, Endo Networks, Inc. has incurred losses from operations for the years ended September 30, 2005 and 2004 totaling approximately $214,000 and $270,000 and has negative net worth approximating $215,000 and current liabilities exceed current assets by approximately $512,000.  Endo will require additional working capital to develop its business until Endo either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) obtains additional financing necessary to support its working capital requirements.  These conditions raise substantial doubt about Endo’s ability to continue as a going concern.  Management’s plans regard to this matter are described in Note 2.  The accompanying financial statements do not include any adjustments that might results from the outcome of these uncertainties.

/s/  LBB & Associated, Ltd., LPP

LBB & Associates, Ltd., LPP

(formerly Lopez, Blevins, Bork & Associates, LLP

Houston, Texas

December 29, 2005

ENDO NETWORKS, INC.

BALANCE SHEET
September 30, 2005

ASSETS

CURRENT ASSETS:
Accounts receivable, net of allowance for doubtful accounts of $0	$83,209
Prepaid expenses	59,728
Total current assets	142,937

PROPERTY AND EQUIPMENT, net of accumulated depreciation
of $869,600	441,170

TOTAL ASSETS	$584,107

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES
Current Liabilities:
Current maturities of capital leases payable	$54,028
Accounts payable	196,092
Accrued expenses – related party	251,120
Accrued expenses - other	153,244
Total current liabilities	654,484

Capital leases payable	144,132

Commitments

STOCKHOLDERS' DEFICIT
Common stock, $0.001 par value, 50,000,000 authorized,
12,720,366 shares issued and outstanding	12,720
Additional paid-in-capital	304,550
Accumulated deficit	(668,777)
Accumulated other comprehensive income	136,998
Total Stockholders' Deficit	(214,509)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$584,107

See accompanying summary of accounting policies and notes to financial statements.

ENDO NETWORKS, INC.
STATEMENTS OF OPERATIONS
Years Ended September 30, 2005 and 2004

	2005	2004

Revenue	$1,289,498	$770,522
Cost of Goods Sold	599,483	397,469
Gross Profit	690,015	373,053

Operating Expense:
Depreciation and amortization	95,684	99,886
General and administrative	808,552	552,262
Total Operating Expense	904,236	643,148

NET LOSS	($214,221)	($270,095)

Weighted average shares outstanding	12,693,092	12,631,837

Loss per share - basic and fully diluted	($0.02)	($0.02)

See accompanying summary of accounting policies and notes to financial statements.

ENDO NETWORKS, INC.
STATEMENTS OF STOCKHOLDERS' DEFICIT
Years Ended September 30, 2005 and 2004

					Accumulated
			Additional		Other
Common		Stock	Paid In	Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit	Income	Total
Balance,
September 30, 2003	12,568,866	12,569	292,446	(184,461)		$120,554

Common stock issued
for services	96,500	96	6,659			6,755

Net loss				(270,095)		(270,095)
Foreign currency
translation adjustment					44,115	44,115
Total comprehensive loss						(225,980)

Balance
September 30, 2004	12,665,366	12,665	299,105	(454,556)	44,115	(98,671)

Common stock issued
for services	55,000	55	5,445			5,500

Net loss				(214,221)		(214,221)
Foreign currency
Translation adjustment					92,883	92,883
Total comprehensive loss						(121,338)

Balance
September 30, 2005	12,720,366	$12,720	$304,550	($668,777)	$136,998	($214,509)

See accompanying summary of accounting policies and notes to financial statements.

ENDO NETWORKS, INC.

STATEMENT OF CASH FLOWS
Years Ended September 30, 2005 and 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	($214,221)	($270,095)
Adjustments to reconcile net loss to net cash
provided by operations:
Items not requiring cash:
Bad debt	20,717	18,000
Depreciation and amortization	254,029	341,181
Common stock issued for services	5,500	6,755
Changes in assets and liabilities:
Accounts receivable	41,475	(5,177)
Prepaid expenses	12,413	(12,999)
Accounts payable	(88,336)	128,752
Accrued expenses	121,175	149,078

NET CASH PROVIDED BY OPERATING ACTIVITIES:	152,752	355,495

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	U(202,242)U	U(267,511)U

NET CASH USED IN INVESTING ACTIVITIES	(202,242)	(267,511)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on lease financing	U(14,616)U	U(136,137)U

NET CASH USED IN FINANCING ACTIVITIES	(14,616)	(136,137)

Effect of foreign exchange rate changes on cash	52,494	44,115

NET CHANGE IN CASH	(11,612)	(4,038)

Cash, beginning of period	11,612	15,650

Cash, end of period	$ -	$11,612

See accompanying summary of accounting policies and notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

ENDO Networks, Inc. (ENDO) is an interactive media, promotion, application, and advertising aggregator deploying through wireless capable public access portals to retail and restaurant locations across North America.  ENDO also develops application software and client controlled media including television and radio.

Cash Equivalents

ENDO considers all highly liquid investment instruments purchased with original maturities of three months or less when acquired to be cash equivalents.

Revenue Recognition

ENDO recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectibility is probable.  ENDO recognizes revenue from the sale of advertising related products and services like interactive advertising, studio promotion, and event management as the services are performed.

Revenue derived from professional services provided on a time and materials basis is recognized as services are performed.

For time and material contracts, revenue is recognized and billed by multiplying the number of hours expended by our professionals in the performance of the contract by the established billing rates.  For fixed fee projects, revenue is generally recognized using the proportionate performance method.  Provisions for estimated losses on uncompleted contracts are made on a contract-by-contract basis and are recognized in the period in which such losses are determined.

ENDO maintains allowances for doubtful accounts on all its accounts receivable for estimated losses resulting from the inability of its customers and others to make required payments.  If the financial condition of ENDO's customers and others were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Intangible assets

Intangible assets are recorded at cost.  Cost is amortized over the estimated useful life of the asset unless that life is determined to be indefinite.

Intangible assets not subject to amortization are tested for impairment on at least an annual basis.  If the fair value of the intangible asset is determined to be less than the carrying amount, an impairment loss is recognized in the amount of that difference.

Intangible assets subject to amortization are reviewed for impairment in accordance with the provisions applying to long-live assets.

Furniture and Equipment

Furniture and equipment are stated at cost.  Depreciation of furniture and equipment is calculated on straight-line method over the estimated useful lives of the assets.  Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.  No impairment losses have been recorded since inception.

Impairment of long-lived assets

The Company monitors the recoverability of long-lived assets, including property and equipment and intangible assets, based upon estimates using factors such as expected future asset utilization, business climate, and undiscounted cash flows resulting from the use of the related assets or to be realized on sale. The Company’s policy is to write down assets to the estimated net recoverable amount, in the period in which it is determined likely that the carrying amount of the asset wilt not he recoverable.

Income Taxes

Income taxes are computed using the asset and liability method.  Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax basis of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Loss per Share

The basic net loss per common share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net loss per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the year ended September 30, 2005 and 2004 potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.  These securities consisted of 634,000 of stock options at September 30, 2005 and 2004.

Recently Issued Accounting Pronouncements

In December 2004, the FASB issued Statement No. 123(R) (revised 2004) (“FAS 123(R)”). In addition, in March 2005 the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin Topic 14, “Share-Based Payment” (SAB 107) which provides interpretations regarding the interaction between FAS 123(R) and certain SEC rules and regulations and provided the staff’s views regarding the valuation of share-based payment arrangements for public companies. FAS 123(R) focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions, including stock option awards. FAS 123(R) revises FASB Statement No. 123, Accounting for Stock-Based Compensation and supersedes APB Opinion No. 25. FAS 123(R) will require us to measure the cost of employee services received in exchange for stock option awards based on the grant-date fair value of such awards. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award, which is usually the vesting period. We will report such costs as part of our general and administrative expenses.  On April 14, 2005, the Securities and Exchange Commission announced amended compliance dates for SFAS 123(R). The SEC previously required companies to adopt this standard no later than July 1, 2005, but the new rules now require us to adopt FAS  123(R) as of the beginning of the first annual or interim reporting period that begins after December 15, 2005. We will recognize the cumulative effect of initially applying this statement as of the effective date. Currently, the cumulative effect of initially applying FAS 123(R) has not been determined and is subject to change depending on future events.

Stock-Based Compensation

The Company accounts for its stock-based compensation plans under Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees.

Foreign Currency Translation

As nearly all operations are conducted in Canada, the Canadian dollar is the functional currency. All balance sheet accounts have been translated at the current exchange rate as of September 30, 2005. Statement of operations items have been translated at average currency exchange rates during the years ended September 30, 2005 and 2004. The resulting translation adjustment is recorded as a separate component of comprehensive loss within stockholders’ deficit.

Software Capitalization

ENDO adopted Statement of Position  (SOP) 98-1,  "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". In accordance with this standard, certain direct development costs associated with internal-use software are capitalized, including external direct costs of material and services, and payroll costs for employees devoting time to the software projects.  These costs are amortized over a period not to exceed five years beginning when the asset is substantially ready for use. Costs incurred during the preliminary project stage, as well as maintenance and training, are expensed as incurred.

Advertising

Advertising and promotional costs are expensed when incurred. These expenses were $2,822 and $3,830 for the periods ended September 30, 2005 and 2004 respectively.

Financial instruments

The carrying amount of the Company’s financial instruments, which include accounts receivable, accounts payable and accrued liabilities, capital leases payable approximate fair value. It is management’s opinion that the Company is not exposed to significant interest, currency or credit risk arising from these financial instruments unless otherwise noted.

NOTE 2 – GOING CONCERN

For the years ended September 30, 2005 and 2004, ENDO incurred losses totaling $214,221 and $270,095, respectively, and at September 30, 2005 had a working capital deficit of $511,547.  Because of these recurring losses, ENDO will require additional working capital to develop and/or renew its business operations.

ENDO intends to raise additional working capital either through private placements, public offerings and/or bank financing.  As of December 29, 2005, no financing agreements have been closed.

There are no assurances that ENDO will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support ENDO's working capital requirements.  To the extent that funds generated from any private placements, public offerings and/or bank financing are insufficient, ENDO will have to raise additional working capital.  No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to ENDO. If adequate working capital is not available ENDO may not continue its operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3 - FURNITURE AND EQUIPMENT

Furniture and equipment consisted of the following as of September 30, 2005:

	Estimated Useful Lives
Automobiles	3	$3,337
Kiosk equipment	3	229,671
Furniture and equipment	5-7	664,095

Computer equipment and software	3-5		33,664
Intellectual property	2		344,160
Application development (software)	3		U36,043 U
			1,310,970

Less: accumulated depreciation and Amortization			U(869,800) U
		$	U441,170 U

Depreciation and amortization expense was $254,029 and $341,181 for the periods ending September 30, 2005 and 2004, respectively.

NOTE 4 – PAYROLL TAXES

The Company is required to remit employer payroll and employee payroll and income tax withholding payments in the month following the payroll period.  As of December 31, 2005 payroll tax and income tax withholding payments for the three months ended November 30, 2005 in the amount of $16,477 are in arrears.

NOTE 5 – COMMITMENTS

Capital Leases

ENDO leased equipment under long-term lease agreements.  Property and equipment includes equipment under capital leases of $659,514. Monthly payments for this note are $5,890 with the final payment due in August 2008.  The balance outstanding on the capable lease payable at September 30, 2005 was $198,160.

Future maturities of these capital leases payable are as follows:

Year Ending September 30,

2006	$ 54,028
2007	60,280
2008	83,852
198,160
Less: current portion	(54,028)
$ 144,132

Operating Lease

ENDO leases its office space on a month to month basis. ENDO had no other operating leases for the years ended September 30, 2005 and 2004. Rent expense was $23,675 and $34,728 for the periods ended September 30, 2005 and 2004 respectively.

NOTE 6 - INCOME TAXES

For the years ended September 30, 2005 and 2004, ENDO has incurred net losses and, therefore, has no tax liability.  The net deferred tax asset generated by the loss carry-forward has been fully reserved.  The cumulative net operating loss carry-forward is approximately $670,000 at September 30, 2005, and will expire in the years 2021 through 2025.

The provision for refundable Federal income tax for the years ending September 30 consists of the following:

	September 30, 2005	September 30, 2004
Refundable Federal income tax attributable to:
Current operations	$(72,800)	$(91,800)
Less, Change in valuation allowance	72,800	91,800
Net refundable amount	-	-

The cumulative tax effect at the expected rate of 34% of significant items comprising the Company’s net deferred tax amounts are as follows:

	September 30, 2005	September 30, 2004
Deferred tax asset attributable to:
Net operating loss carryover	$(227,400)	$(154,600)
Less, Valuation allowance	227,400	154,600
Net deferred tax asset	-	-

NOTE 7 - STOCKHOLDERS' EQUITY

Common Stock:

ENDO is authorized to issue 50,000,000 common shares of stock at a par value of $0.001 per share.  These shares have full voting rights.  At September 30, 2005, there were 12,720,366 shares outstanding.  ENDO has not paid a dividend to its shareholders.

During July 2005, ENDO issued 55,000 shares of common stock for services valued $0.10 per share or $5,500 which was the fair value of common stock on the date issued.

During July 2004, ENDO issued 96,500 shares of common stock for services valued $0.07 per share or $6,755 which was the fair value of common stock on the date issued.

Stock Options:

Since the Company has elected to follow APB 25, “Accounting for Stock Issued to Employees”, no compensation cost has been recognized for grants under the employee stock option plans since all grants pursuant to these plans have been made at the current estimated fair values of ENDO's common stock at the grant date.

The following table summarizes stock option activity:

	2005	2004
Outstanding, beginning of the year	634,000	-
Granted		634,000
Canceled	--	-
Exercised	--	-
Outstanding, end of year	634,000	634,000
Exercisable at end of year	634,000	634,000

Weighted-average grant-date fair Value of options, granted during the year	$0.00	$0.15

Weighted-average remaining, years Of contractual life	.25	1.25

The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in fiscal 2004:  zero dividend yield, expected volatility of 195%, risk-free interest rate of 2.75% and expected lives of 2 years.

The options granted have an exercise price of $0.50 per share and vest at the date of issuance. The maximum term of the options is two years.

The following table illustrates the effect on net loss and net loss per share if the Company had applied the fair value provisions of FASB Statement No. 123(R), Share Based Payment, to stock-based employee compensation.

	2005	2004

Net loss, as reported	$(214,221)	$ (270,095)
Add: Intrinsic value expense recorded	-	-
DDeduct: total stock-based employee compensation expense determined under fair value based method	-	(95,050)
Pro forma net loss	$(214,221)	$(365,145)

UEarnings per share U:
Basic and diluted - as reported	(.02)	(.02)
Basic and diluted – pro forma	(.02)	(.03)

NOTE 8 - CONCENTRATIONS OF CREDIT RISK

As of September 30, 2005, amounts due from two customers individually amounted to 48% and 14% of total trade accounts receivable.

For the year September 30, 2005 the Company had four customers that individually accounted  for 31%, 20%, 13%, and 12% of total revenues.  For the year ended  September 30, 2004 four customers individually accounted for 44%, 20%, 13% and 12% of total revenues.

NOTE 9 – RELATED PARTY TRANSACTIONS

Per the terms of a verbal agreement the Company pays its President approximately $8,600 per month in consulting fees. The Company has accrued consulting fees due to its President in the amount of $238,787 at September 30, 2005. At September 30, 2005, an additional $12,333 is owed to the President for an advance he made to the Company.  These amounts are recorded under accrued expenses – related parties in the financial statements.

The Company also pays for the President’s home office rent.  For the year ended September 30, 2005 the total rent paid by the Company for the President’s home office was $17,900.

	ENDO NETWORKS, INC.

	PRO FORMA BALANCE SHEET
	March 31, 2006

	ASSETS

		Historical	Pro Forma	Pro Forma
		Statements	Adjustments	Results
CURRENT ASSETS:
Cash		$260	($260)	$0
Accounts receivable, net of allowance of $0		136,008	(136,008)	0
Prepaid expenses		58,412	(58,412)	0
Total current assets		194,680	(194,680)	0

PROPERTY AND EQUIPMENT,
net of accumulated depreciation of $1,018,139		358,335	(358,335)	0

TOTAL ASSETS		$553,015	($553,015)	$0

	LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES
Current maturities of capital leases payable		$182,222	($182,222)	$0
Accounts payable		224,486	($224,486)	0
Accrued expenses - related party		314,948	(314,948)	0
Accrued expenses - other		197,733	(197,733)	0
Total current liabilities		919,389	(919,389)	0

TOTAL LIABILITIES		919,389	(919,389)	0

STOCKHOLDERS' DEFICIT
Common stock, $0.001 par value, 50,000,000 authorized,

12,720,366 shares issued and outstanding		12,720	0	12,720
Additional paid-in-capital		304,550	0	304,550
Accumulated deficit		(822,627)	505,357	(317,270)
Accumulated other comprehensive income		138,983	(138,983)	0
Total Stockholders' Deficit		(366,374)	366,374	0

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT		$553,015	($553,015)	$0

See accompanying notes to financial statements.

	ENDO NETWORKS, INC.

	PRO FORMA STATEMENT OF OPERATIONS
	Six Months Ended March 31, 2006

		Historical	Pro Forma	Pro Forma
		Statements	Adjustments	Results

Revenue		$533,102	($533,102)	$0
Cost of Goods Sold		193,035	(193,035)	0
Gross Profit		340,067	(340,067)	0

Operating Expense:
Depreciation and amortization		83,878	(83,878)	0
General and administrative		410,039	(410,039)	0
Total Operating Expense		493,917	(493,917)	0

NET LOSS	($153,850)	$153,850	$0

Weighted average shares outstanding	12,720,366	12,720,366	12,720,366

Loss per share - basic and diluted	($0.01)	$0.01	$0.00

See accompanying notes to financial statements.

ENDO NETWORKS, INC.

                            NOTES TO PRO FORMA FINANCIAL STATEMENTS

NOTE 1:  MANAGEMENT REPRESENTATION AND PRESENTATION

The pro forma balance sheet of ENDO Networks, Inc., a Nevada Corporation, (“ENDO Nevada”) as of March 31, 2006,  the related  pro forma statements of  operations  for the six months ended  March 31, 2006 have been prepared reflecting the sale of Endo Networks, Inc. (“ENDO Canada”), a wholly owned Canadian subsidiary of ENDO Nevada. The Pro Forma statements have not been audited but in the opinion of  management,  the  accompanying  financial  statements include all adjustments (consisting of normal,  recurring adjustments) necessary to  summarize  fairly  the adjustments relating to the sale of ENDO Canada and present fairly ENDO Nevada’s  financial  position  and  results of operations.  Notes to the financial  statements which would substantially  duplicate the disclosure contained in the audited financial statements  for the most  recent  fiscal  year ended  September  30,  2005 to be reported in Form 10-KSB, have been omitted.

	ENDO NETWORKS, INC.

	PRO FORMA BALANCE SHEET
	September 30, 2004

	ASSETS

		Historical	Pro Forma	Pro Forma
		Statements	Adjustments	Results
CURRENT ASSETS:
Cash		$11,612	($11,612)	$0
Accounts receivable, net of allowance of $14,177		145,401	(145,401)	0
Prepaid expenses		72,141	(72,141)	0
Total current assets		229,154	(229,154)	0

PROPERTY AND EQUIPMENT,
net of accumulated depreciation of $615,771		452,567	(452,567)	0

TOTAL ASSETS		$681,721	($681,721)	$0

	LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES
Accounts payable		$284,428	($284,428)	$0
Accrued expenses		283,188	(283,188)	0
Capitalized leases - current		111,426	(111,426)	0
Total current liabilities		679,042	(679,042)	0

Capitalized leases - non current		101,350	(101,350)	0

TOTAL LIABILITIES		780,392	(780,392)	0

STOCKHOLDERS' DEFICIT
Common stock, $0.001 par value, 50,000,000 authorized,

12,665,366 shares issued and outstanding		12,665	0	12,665
Additional paid-in-capital		299,105	0	299,105
Accumulated deficit		(454,556)	142,786	(311,770)
Accumulated other comprehensive income		44,115	(44,115)	0
Total Stockholders' Deficit		(98,671)	98,671	0

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT		$681,721	($681,721)	$0

See accompanying notes to financial statements.

	ENDO NETWORKS, INC.

	PRO FORMA STATEMENT OF OPERATIONS
	Year Ended September 30, 2004

		Historical	Pro Forma	Pro Forma
		Statements	Adjustments	Results

Revenue		$770,522	($770,522)	$0
Cost of Goods Sold		397,469	(397,469)	0
Gross Profit		373,053	(373,053)	0

Operating Expense:
Depreciation and amortization		90,886	(90,886)	0
General and administrative		552,262	(552,262)	0
Total Operating Expense		643,148	(643,148)	0

NET LOSS	($270,095)	$270,095	$0

Weighted average shares outstanding	12,631,837	12,631,837	12,631,837

Loss per share - basic and diluted	($0.02)	$0.02	$0.00

See accompanying notes to financial statements.

ENDO NETWORKS, INC.

                               NOTES TO PRO FORMA FINANCIAL STATEMENTS

NOTE 1:  MANAGEMENT REPRESENTATION AND PRESENTATION

The pro forma balance sheet of ENDO Networks, Inc., a Nevada Corporation, (“ENDO Nevada”) as of September 30, 2004,  the related  pro forma statements of  operations  for the year ended  September 30, 2004 have been prepared reflecting the sale of Endo Networks, Inc. (“ENDO Canada”), a wholly owned Canadian subsidiary of ENDO Nevada. The Pro Forma statements have not been audited but in the opinion of  management,  the  accompanying  financial  statements include all adjustments (consisting of normal,  recurring adjustments) necessary to  summarize  fairly  the adjustments relating to the sale of ENDO Canada and present fairly ENDO Nevada’s  financial  position  and  results of operations.  Notes to the financial  statements which would substantially  duplicate the disclosure contained in the audited financial statements  for the fiscal  year ended  September  30,  2004 to be reported in Form 10-KSB, have been omitted.

ENDO NETWORKS, INC.

	PRO FORMA BALANCE SHEET
	September 30, 2005

	ASSETS

		Historical	Pro Forma	Pro Forma
		Statements	Adjustments	Results
CURRENT ASSETS:
Cash		$0	$0	$0
Accounts receivable, net of allowance of $0		83,209	(83,209)	0
Prepaid expenses		59,728	(59,728)	0
Total current assets		142,937	(142,937)	0

PROPERTY AND EQUIPMENT,
net of accumulated depreciation of $869,600		441,170	(441,170)	0

TOTAL ASSETS		$584,107	($584,107)	$0

	LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES
Current maturities of capital leases payable		$54,028	($54,028)	$0
Accounts payable		196,092	($196,092)	0
Accrued expenses - related party		251,120	(251,120)	0
Accrued expenses - other		153,244	(153,244)	0
Total current liabilities		654,484	(654,484)	0

Capitalized leases - non current		144,132	(144,132)	0

TOTAL LIABILITIES		798,616	(798,616)	0

STOCKHOLDERS' DEFICIT
Common stock, $0.001 par value, 50,000,000 authorized,
12,720,366 shares issued and outstanding		12,720	0	12,720
Additional paid-in-capital		304,550	0	304,550

Accumulated deficit		(668,777)	351,507	(317,270)
Accumulated other comprehensive income		136,998	(136,998)	0
Total Stockholders' Deficit		(214,509)	214,509	0

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT		$584,107	($584,107)	$0

See accompanying notes to financial statements.

	ENDO NETWORKS, INC.

	PRO FORMA STATEMENT OF OPERATIONS
	Year Ended September 30, 2005

		Historical	Pro Forma	Pro Forma
		Statements	Adjustments	Results

Revenue		$1,289,498	($1,289,498)	$0
Cost of Goods Sold		599,483	(599,483)	0
Gross Profit		690,015	(690,015)	0

Operating Expense:
Depreciation and amortization		95,684	(95,684)	0
General and administrative		808,552	(808,552)	0
Total Operating Expense		904,236	(904,236)	0

NET LOSS	($214,221)	$214,221	$0

Weighted average shares outstanding	12,693,092	12,693,092	12,693,092

Loss per share - basic and diluted	($0.02)	$0.02	$0.00

See accompanying notes to financial statements.

ENDO NETWORKS, INC.

                               NOTES TO PRO FORMA FINANCIAL STATEMENTS

NOTE 1:  MANAGEMENT REPRESENTATION AND PRESENTATION

The pro forma balance sheet of ENDO Networks, Inc., a Nevada Corporation, (“ENDO Nevada”) as of September 30, 2005,  the related  pro forma statements of  operations  for the year ended  September 30, 2005 have been prepared reflecting the sale of Endo Networks, Inc. (“ENDO Canada”), a wholly owned Canadian subsidiary of ENDO Nevada. The Pro Forma statements have not been audited but in the opinion of  management,  the  accompanying  financial  statements include all adjustments (consisting of normal,  recurring adjustments) necessary to  summarize  fairly  the adjustments relating to the sale of ENDO Canada and present fairly ENDO Nevada’s  financial  position  and  results of operations.  Notes to the financial  statements which would substantially  duplicate the disclosure contained in the audited financial statements  for the fiscal  year ended  September  30,  2005 to be reported in Form 10-KSB, have been omitted.

EXHIBIT A

ASSET AND SHARE PURCHASE AGREEMENT

This Agreement is entered into on June 26, 2006, between Endo Networks, Inc., (“Seller” or “Endo Nevada”) a corporation organized under the laws of Nevada, with its principal office located at 2624 Dunwin Drive, Unite #3, Mississauga, Ontario, Canada L5L3T5 and Peter B. Day (“Buyer”) located at 164 Trafalger Road, Oakville A6, L6J396.

In consideration of the mutual covenants of the parties, Sellers and Buyers agree:

1.    Sale of Business

Seller shall sell, assign, and deliver to Buyer and Buyer shall purchase and accept, on the closing date, all the assets, properties and 100% of the outstanding shares of Endo Networks, Inc., a corporation organized under the laws of Canada (“Endo Canada”) owned by Seller or in which Seller has any right, title, or interest inchoate or otherwise, of every kind and description, wherever located, including all property tangible or intangible and real or personal, good will, processes, research and development projects, designs, patents, accounts receivable, bank accounts, cash, securities, claims, and contract rights (the “Transferred Assets”).

2.    Consideration; Assumption of Liabilities

In consideration of the sale of assets and properties under this Agreement and of all other things done and agreed to be done by Seller, Buyer shall deliver to the Seller at Closing an Affidavit of Assumption of Liabilities, (the “Purchase Consideration”) and accordingly shall assume all of Seller’s liabilities as reflected on its balance sheet as of March 31, 2006, and any subsequent liabilities not reflected on such balance sheet, prepared according to generally accepted accounting principles and reflected in Exhibit 1, which is attached and incorporated by reference. As of March 31, 2006, such liabilities are estimated at US$919,000 against assets of US$553,000, the liabilities being US$366,000 more than its assets. However, the liabilities so assumed shall not include (the “Excluded Liabilities”):

(a)

Any costs or expenses mutually agreed upon with or resulting from the negotiation or consummation of this Agreement or the sale or transfer of assets pursuant to this Agreement;

(b)

The retainer in the amount of $25,000 for the Law Offices of Louis E. Taubman, P.C.; and,

(c)

Any liabilities of any person or firm other than Seller.

3.    Instruments of Transfer

The sales, assignments, and deliveries to be made to Buyer pursuant to this Agreement shall be effected by deeds, bills of sale, endorsements, checks, and other instruments of transfer in such form, as Buyer shall reasonably request.  Seller shall prepare appropriate forms of instruments of transfer and conveyance in conformity with this Agreement and shall submit them to Buyer for examination at least three

(3) days in advance of the Closing.  Any time and from time to time after the Closing, on Buyer's request, Seller will do, execute, acknowledge, and deliver all such further acts, deeds, assignments, transfers, and powers of attorney as may be required in conformity with this Agreement for the adequate assigning, transferring, granting, and confirming to Buyer of the assets and properties sold to Buyer.

4.    Assignment of Contract Rights

If any contract, license, lease, commitment, or sales or purchase order assignable to Buyer under this Agreement may not be assigned without the consent of the other party thereto, Seller will use their best efforts to obtain the consent of the other party to the assignment.  If any such consent cannot be obtained, the purchase price under this Agreement shall be adjusted downward by an amount to be agreed to prior to the closing date.

5.    Accounts Receivable

After the closing date Buyer shall have the authority to collect all receivables transferred to Buyer under this Agreement and to endorse without recourse and without warranties of any kind the name of Seller on any checks or evidence of indebtedness received by Buyer on account of any receivables.  Seller will transfer and deliver to Buyer any cash or other property that Seller may receive in respect to any receivables.

6.    Books and Records

Seller shall have the right to retain copies of minute books, stock books, and other corporate records of Endo Canada having exclusively to do with its corporate organization or capitalization.  All other records and books of account of every kind and nature shall be delivered to, and become the property of, Buyer.  Each party shall have reasonable access to and the right to make exact copies of all books, records, and documents referred to in this Agreement that are in the possession of the other party.

7.   Closing

The closing date shall be June ___, 2006, and the closing shall take place on that date at 2:00 p.m. in the offices of the Seller or at such other time and place as the parties shall agree.

8.    Representations

8.1   Seller's and Endo Canada’s Representations and Warranties

Seller hereby represents and warrants to Buyer that:

(a)

Endo Canada is a corporation duly organized, existing, and in good standing under the laws of Canada, and is authorized and entitled to carry on its business in Canada. Endo Canada has no subsidiaries. Endo Canada is a wholly owned subsidiary of Endo Nevada whose authorized capital consists of 50,000,000 shares of common stock at a par value of $0.001 per share, of which 13,557,366 are outstanding. The execution and the delivery of this Agreement by Seller, and the consummation of the transactions contemplated by this Agreement have been duly authorized by its board of directors.  This Agreement, assuming due authorization, execution, and delivery by the other parties hereto, constitutes a legal, valid, and binding Agreement of Seller, enforceable against Seller in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, and similar laws affecting creditors, rights generally from time to time in effect and to equitable principles limiting the availability of the remedy of  specific performance).

(b)

The financial statements of Seller relating to the 12 months ended September 30 2005, and the financial statements relating to the interim period ending March 31, 2006 (the “SEC Documents”), each prepared by independent public accountants for Seller and delivered to and reviewed by public accountants for Buyer during the course of the negotiations regarding this Agreement, fairly reflect the financial position of Seller and Endo Canada as of the end of those periods and the results of operations during those periods.

(c)

Seller, through its subsidiary Endo Canada, has good and marketable title to all of the assets set forth in the SEC Documents, which are attached and incorporated by reference. The assets are free and clear of all mortgages, liens, and encumbrances and are not subject to any right-of-way, easement, or restriction that interferes with the present use of the real property.

(d)

All assets and properties that were used in the business of Seller on the date of this Agreement, or that were reflected in the balance sheet dated March 31, 2006, are owned by Seller through its wholly owned subsidiary Endo Canada and are free and clear of all mortgages, liens, and encumbrances.

(e)

The Seller is not a party to any employment agreement, labor union agreement, agreement for the future purchase of materials, supplies, or equipment, sales agreement, pension, profit-sharing, or retirement plan or agreement, distributorship or sales agency agreement, or lease agreement that relates to any period beyond the closing date, whether written or oral, except as listed in the SEC Documents.  Copies of all such written agreements have been supplied to Buyer, and Buyer has been advised of the terms of all such oral agreements.

(f)

Other than as listed in the SEC Documents, Seller is not in default under any contract, agreement, lease, or other document to which it is a party, and has complied with all laws, regulations, and ordinances applicable to its business to the date of this agreement.

(g)

Since March 31, 2006, the date of the balance sheet Seller has not issued any stock other than that included in the outstanding shares in 8.1(a), bonds, or other corporate securities, incurred any obligations or liability except current liabilities in the ordinary course of business, declared or made any payment or distribution to stockholders, purchased or redeemed any shares of capital stock, mortgaged or pledged any of its assets, tangible or intangible, sold or transferred any assets or canceled any debts or claims except in the ordinary course of  business, sold, assigned, or licensed any patents, trademarks, or tradenames, suffered any extraordinary  losses or waived any rights except in the ordinary course of business, or entered into any other transaction  except in the ordinary course of business.

(h)

Since March 31, 2006, there has been no substantial change in the financial policies, account relations, or marketing activities of Seller or Endo Canada.

(i)

Seller’s accounts receivable as reflected in its balance sheet as of March 31, 2006 and as thereafter acquired prior to the closing date, will be the responsibility of Buyer.

(j)

Since March 31, 2006, there has been no substantial loss of value in any of the physical assets or properties of Seller, except for ordinary wear and tear.

(k)

No authorization or approval of any governmental body is required to be obtained by Seller in connection with the execution, delivery or performance of this Agreement, or, if so required, all such authorizations or approvals have been or will, prior to the Closing, be obtained by Seller.

(l)

The affirmative vote of the holders of a majority of the outstanding shares of Seller is the only vote of the holders of any classes or series of Seller’s capital stock necessary to approve this Agreement and the sale of the Transferred Assets contemplated hereby (the “Requisite Endo Vote”).

(m)

There is no action, arbitration, suit, notice, order, real estate tax contest or legal, administrative or other proceeding before any court or governmental agency, authority or body pending or, to Seller's knowledge, threatened against or affecting Seller which would prevent or interfere with the transactions contemplated by this Agreement

8.2   Buyer's Representations and Warranties

Buyer hereby represents and warrants to Sellers that:

(a)

Buyer has the requisite power and authority to enter into and perform this Agreement and to purchase the Transferred Assets being sold to it hereunder.  The execution, delivery and performance of this Agreement by the Buyer and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of the Buyer is required.

(b)

This Agreement has been duly authorized, executed and delivered by the Buyer and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Buyer enforceable against him in accordance with the terms thereof.

(c)

Buyer has not engaged or otherwise used the services of any broker or finder in connection with this Agreement or the transactions contemplated hereby and Buyer agrees to indemnify and hold harmless Seller from and against any liability for any fee, compensation, commission or expense (including attorneys’ fees) arising out of any claim by any person acting or claiming to act on behalf of Buyer for fees, compensation, commission or expense with respect to this Agreement or the transactions contemplated  hereby.

8.3 Indemnification

(a) Indemnity by Seller.  Seller shall jointly and severally indemnify, defend and hold harmless Buyer against and in respect of any and all Liabilities including interest, penalties and reasonable attorneys' fees, that Buyer shall incur or suffer, which arise or result from, or relate to (i) any breach by the Seller of any of its representations or warranties contained in this Agreement, or the failure of the Seller to perform any covenant or agreement contained in this Agreement,  or in any schedule, certificate exhibit or other instrument furnished or to be furnished by Seller under the  Agreement, (ii) any and all claims of whatever nature, asserted (with or without the commencement of  legal action) against Buyer with respect to the Excluded Liabilities and (iii) any and all claims, demands, damages, costs and expenses, including reasonable attorney fees for the defense of such claims.

(b) Indemnity by Buyer.  Buyer shall indemnify, defend and hold harmless Seller against and in respect of any and all Liabilities, including interest, penalties and reasonable attorneys' fees, that Seller shall incur or suffer, which arise or result from, or relate to (i) any breach by Buyer of any of its representations and warranties contained in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by it under this Agreement or the failure of the Buyer to perform any covenant or agreement contained in this Agreement.

9.  Conditions Precedent to Buyer's Obligations

The obligations of Buyer under this Agreement are conditioned on the following all having occurred on or before the closing date:

(a)

This Agreement and the sale of assets contemplated hereby shall have been approved by the Requisite Endo Vote.

(b)

All actions, proceedings, instruments, and documents required of Sellers under this Agreement shall be in a form approved by counsel for Buyer, provided that such approval shall not be unreasonably withheld.

(c)

The representations and warranties made by Seller in this Agreement shall be substantially correct on the closing date, except as affected by transactions contemplated in this Agreement and changes occurring in the ordinary course of business, with the same force and effect as though the representations and warranties had been made on the closing date.

(d)

The instruments executed and delivered to Buyer by the Seller pursuant to this Agreement are valid in accordance with their terms and effectively vest in Buyer good and marketable title to the assets and business as contemplated by this Agreement, free and clear of any liabilities, obligations, and encumbrances, except those liabilities and obligations expressly assumed by Buyer as provided in this Agreement.

10.    Expenses of Negotiation and Transfer

Each party shall pay the party's own expenses, taxes, and other costs incident to or resulting from this Agreement, whether or not the transactions contemplated hereby are consummated.  The costs of Seller shall include the preparation of documents of transfer.  Buyer's costs shall include fees for the filing or recording of instruments of transfer.

11.    Notices

Any notice to be given under this Agreement shall be given in writing and delivered personally or by registered or certified mail, postage prepaid, as follows:

(a)

If to Seller, addressed to:

Endo Networks, Inc.

2624 Dunwin Drive, Unite #3

Mississauga, Ontario, Canada L5L3T5

Attn: Charlie Smith

(b)

If to Buyer, addressed to:

Peter B. Day

164 Trafalger Road

Oakville A6, L6J396

12.   Governing Law.

This Agreement will be deemed to have been made and delivered in Nevada and will be governed as to validity, interpretation, construction, effect and all other respects by internal laws of the State of Nevada.  The Buyers and Sellers agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively before the American Arbitration Association.  The arbitrators shall render a written opinion.  Any award the arbitrators make shall be final and binding on both parties, and judgment on it may be entered in any court having jurisdiction.  The arbitrators are authorized to award attorneys’ fees and expenses to the prevailing party in any such arbitration.

13.

Entire Agreement

This instrument contains the entire agreement between the parties with respect to the transaction contemplated.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

21.

Survival of Representations and Warranties

The terms of this Agreement, including but not limited to, the representations and warranties set forth herein shall survive the closing date of this Agreement for a period of five years.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written

Seller:

Endo Networks, Inc.

By:____________________

Name:

Title:

Buyer:

___________________

Peter B. Day

Exhibit 1

EDNO NETWORKS, INC.

Balance Sheet

March 31, 2006

(Unaudited)

ASSETS

CURRENT ASSETS:

Cash

          $       260

Accounts receivable, net

136,008

Prepaid expenses

  58,412

Total current assets

          $194,680

PROEPRTY AND EQUIPMENT, net

          $358,335

TOTAL ASSETS

          $553,015

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES

Current maturities of capital leases payable

          $182,222

Accounts payable

            224,486

Accrued expenses – related party

            314,948

Accrued expenses – other

            197,733

Total current liabilities

          $919,389

STOCKHOLDERS’ DEFICIT

Common stock, $0.001 par value, 50,000,000 shares authorized

12,720,866 shares issued and outstanding

          $  12,720

Additional paid in capital

            304,550

Accumulated deficit

           (822,627)

Accumulated other comprehensive income

                138,983

Total stockholders’ deficit

         $(366,374)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT

          $ 553,015

See accompanying summary of accounting policies and notes to financial statements

FORM 10-KSB

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

[x] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005, OR

[ ] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____ to _____.

Commission file number: (333-42640)

Endo Networks, Inc.

(Exact name of registrant as specified in its charter)

(Former name of registrant if changed since last report)

    Nevada                                             75-2882833

------------------------                              ------------

(State of Incorporation)                               (Tax ID No.)

2624 Dunwin Drive, Unite #3, Mississauga, Ontario, Canada L5L3T5

---------------------------------------------------------------------

(Address of principal executive offices)              (ZIP code)

Registrant's telephone number, including area code: 905 820 8800

Securities registered pursuant to Section 12(b) of the Act: NONE
Securities registered pursuant to Section 12(g) of the Act: Common Stock

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the past 12 months and (2) has been subject to such filing requirement for the past 90 days.
X YES    NO

Aggregate market value of the voting stock held by non-affiliates of the registrant as of September 30, 2005

$  471,366

Shares of common stock outstanding at September 30, 2005:    12,720,366

PART I.

ITEM 1 DESCRIPTION OF BUSINESS

OVERVIEW

Endo Networks Inc. helps businesses acquire new customers and build sales and loyalty with existing customers.

We use interactive technology such as touchscreen kiosks, handheld computers, and websites, combined with promotional marketing tactics to filter large numbers of consumers, to find qualified prospects, and even precondition them for a sale.

Our services can be deployed within a business’ own retail environment, to increase sales with their own customer base by increasing frequency of visit and/or average spend with individual customers , or they can be deployed within a partner location such as an office tower or a consumer show, to find and acquire qualified new customers.

Our solutions are:

- Permission based
- Integratable with legacy systems
- Scaleable
- Measurable
- Conducive to brand partnerships

Our areas of expertise include: Web, Kiosk, Handheld, Wireless, Loyalty, Promotional Marketing, Direct Marketing, Integration with Point of Sale, Survey, Incentive, Sampling, and Field and Event Marketing.

Our client base includes specialty retail, general retail, food service, automotive, alcohol,  energy, consumer packaged goods, entertainment, amateur sports, and telecommunications companies.

The corporate head office is located at 2624 Dunwin Drive, Unit 3, Mississauga, Ontario, Canada, 20 minutes from Toronto and 60 minutes from Buffalo.

Endo Networks was incorporated in Texas as Discount Mortgage Services, Inc. on July 11, 2000 and in September 2001 purchased Endo Networks, a company incorporated in Ontario, Canada on January 30, 2001, in which conceptual and software development was ongoing prior to this date for approximately two years by company founders. Endo Networks Inc. (Canada) was acquired by Discount Mortgage Services Inc. (Texas) in September, 2001. Discount Mortgage Services Inc. (Texas) underwent a name change to Endo Networks, Inc. (US) in November, 2001 and was re-domiciled to Nevada in December, 2002.

As of December 2005 Endo Networks had 18 total employees, 13 full-time.

PRODUCTS/SERVICES/MARKETS

Deployment Locations

Endo Networks deployments are located online and in high-traffic public areas including:

- Events (consumer and trade shows)
- Retail stores
- Restaurants
- Office towers
- Campus
- Malls

Endo Networks deployments utilize most available forms of connectivity for remote management and content delivery.

APPLICATIONS

Endo Networks has developed applications in the following categories:

- Customer interacting applications such as database, survey, registration, messaging and rewards.

- Engaging add-ons such as Spin and Win, Contest, Picture Postcard and Jukebox.

- Administrative software tools related to the remote management of content and applications.

DEPLOYMENT CATEGORIES

Endo deployments fall into one of two categories:  Dedicated and Coalition.

A Dedicated deployment is generally dedicated to a single or primary brand, where that brand can justify the whole investment in the program based on their results, or where that brand requires such dominance of the program that it makes other brand participation impractical.  Most of our Field and Event Marketing programs are Dedicated deployments.

A Coalition deployment is generally a synergy of non-competitive brand partners, sharing a single program and the program costs for maximum cost-effectiveness.  Endo directs the Coalition program, balancing the needs of all the brand partners.  Coalition programs have the added benefit of more consumer value, as each of the brand partners use the channel to engage the participating consumer.  In certain cases, Endo will pilot a

Coalition program without a full complement of brand partners, but with enough partners to test the viability of the opportunity.

NETWORK ACCESS

In the short and medium term, network access is accomplished through a network of one or more interactive freestanding kiosks, wireless handheld computers, and PC workstations. The actual configuration of devices varies with the type of deployment.

In the long term, we will provide network access via wireless local area networking technology to the user's own device.

COMPETITORS

Endo has encountered competitive offerings to specific elements of our offering, but none that offer direct competition to our entire offering.  The market opportunity means there is room for direct competition, which can assist in growing the market segment.

It is our strategy to pursue opportunities for exclusive partnerships with our host location partners wherever appropriate, and invest continually in our own software and systems development.

As direct competitors emerge, it will be the continual improvement of our service offering and the continual strengthening of our network of relationships that will create competitive barriers, and make our service increasingly more attractive to new potential clients. This will require a continual investment in research and development.

SUPPLIERS

Endo Networks relies on a number of key hardware suppliers to provide us with reliable hardware to enable our applications.  Most Endo application development is and other components of a deployment are effected in house.

FINANCING

Operations

Current operations are financed out of cash flow. Investment in operations to enable enhanced growth will be commensurate with new revenues, although additional sources of funding to accelerate growth will be explored.

CUSTOMERS

Over the course of this year, our focus has continued to shift to developing Place-based Direct Marketing programs in high traffic places such as malls and office towers - highly-relevant direct marketing programs to our growing database of opt-ed in consumers. Field and Event Marketing programs are becoming a smaller percentage of our overall business, and are generally developed in partnership with appropriate agencies, while

Place-based Direct Marketing programs are selected based on their ability to scale in both quantity and number of sponsors.

RESEARCH AND DEVELOPMENT

We continue to invest in research and development, a portion of which we are able to invoice through to clients on various projects.

ACQUISITION STRATEGY

Not applicable.

RISK FACTORS

Much of the information included in this annual report includes or is based upon estimates, projections or other "forward-looking statements".  Such forward-looking statements include any projections or estimates made by us and our management in connection with our business operations.  While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions, or other future performance suggested herein.  We undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Such estimates, projections or other "forward-looking statements" involve various risks and uncertainties as outlined below.  We caution readers of this annual report that important factors in some cases have affected and, in the future, could materially affect actual results and cause actual results to differ materially from the results expressed in any such estimates, projections or other "forward-looking statements".  In evaluating us, our business and any investment in our business, readers should carefully consider the following factors.

We have had cash flow issues in the past and must generate sufficient revenue with a higher profit margin in order to meet all of our cash requirements. If we do not generate sufficient revenue with a higher profit margin, we may need to raise additional funds and if we raise additional funds, it may not be available or may be available at a price that is highly dilutive to our current shareholders.

We must generate sufficient revenues with a higher profit margin for our business to meet all of our current cash requirements. Since our cash situation had been tight, we are in default on lease obligations which are secured by certain computer equipment. This default puts us in a situation where this equipment securing these leases could be foreclosed upon. The equipment underlying these lease is equipment that we not not use in our revenue producing activities and therefore, if the equipment was foreclosed upon, it would not impair our ability to generate the same level of revenues. However, if the Company is forced to  raise additional capital, the capital may not be available, or if available, available at a price that would be highly dilutive to our current shareholders.

Because the SEC imposes additional sales practice requirements on brokers who deal in our shares which are penny stocks, some brokers may be unwilling to trade them. This means that you may have difficulty in reselling your shares and may cause the price of the shares to decline.

Our shares qualify as penny stocks and are covered by Section 15(g) of the Securities Exchange Act of 1934 which imposes additional sales practice requirements on broker/dealers who sell our securities in this offering or in the aftermarket. For sales of our securities, the broker/dealer must make a special suitability determination and receive from you a written agreement prior to making a sale to you. Because of the imposition of the foregoing additional sales practices, it is possible that brokers will not want to make a market in our shares. This could prevent you from reselling your shares and may cause the price of the shares to decline.

Our three largest shareholders own more than 50% of the outstanding shares of our company, so they are able to decide who are the directors and you may not be able to elect any directors.

Our three largest shareholders own more than 50% of the issued and outstanding shares of our company and because of this they are able to elect all of our directors and control our operations.

   ITEM 2

DESCRIPTION OF PROPERTY

Endo Networks leases its office space for approximately $3,000 US per month on a month to month basis.

HARDWARE RELATED TO DEPLOYMENTS

Endo Networks currently owns quantities of hardware technology,  including kiosks, touchscreens, notebook computers, wireless and wired networking equipment, servers, Plasma and LCDTVs,  Internet appliances and sound systems, which are utilized in our deployments.  Many of these items have been specifically modified by Endo to make them more appropriate for their use.

SOURCE CODE

Endo Networks currently owns source code as follows:

Proprietary applications including interactive in-field, interactive online, audio, video, wireless, content management, network management, sports registration and various eCommerce applications, as well as software related to integrating third party applications such as POS.

ITEM 3 LEGAL PROCEEDINGS

The Company is not involved in any legal proceedings.

ITEM 4 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

PART II.

ITEM 5 MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

a. Market Information.

The Company's common stock is currently traded on the NASDAQ bulletin board. The following were the high and low sales prices for each quarter for which the Company's stock traded:

Period                                       High              Low

Calendar Year 2003            4th Quarter    $0.25             $0.11

Calendar Year 2004            1st Quarter    $0.18             $0.05

                              2nd Quarter    $0.13             $0.07

                              3rd Quarter    $0.18             $0.12

                              4th Quarter    $0.15             $0.08

Calendar Year 2004            1st Quarter    $0.09             $0.09

                              2nd Quarter    No sales       No sales

                              3rd Quarter    No sales       No sales

There are approximately one hundred (100) shareholders.

c. Dividends

Registrant has not paid a dividend to the holders of its common stock and does not anticipate paying dividends in the near future.

e. Warrants/Options At September 30, 2005, the Registrant had 634,000 options outstanding exercisable at $0.50, expiring on September 30, 2006.

ITEM 6 MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following discussion should be read in conjunction with our financial statements and the notes thereto which appear elsewhere in this report.  The results shown herein are not necessarily indicative of the results to be expected in any future periods.  This discussion contains forward-looking statements based on current expectations, which involve uncertainties.  Actual results and the timing of events could differ materially from the forward-looking statements as a result of a number of factors.  Readers should also carefully review factors set forth in other reports or documents that we file from time to time with the Securities and Exchange Commission.

Significant Accounting Policies

Cash and equivalents

Cash and equivalents include cash, checks issued in excess of funds on deposit, bank indebtedness, and highly liquid short term market investments with terms to maturity of three months or less.

Accounts receivable

Accounts receivable is presented net of allowance for doubtful accounts.  The allowance for doubtful accounts reflects estimates of probable losses in accounts receivable.  The allowance is determined based on balances outstanding for over 90 days at the period end date, historical experience and other current information.

Intangible assets

Intangible assets are recorded at cost.  Cost is amortized over the estimated useful life of the asset unless that life is determined to be indefinite.

Intangible assets not subject to amortization are tested for impairment on at least an annual basis.  If the fair value of the intangible asset is determined to be less than the carrying amount, an impairment loss is recognized in the amount of that difference.

Intangible assets subject to amortization are reviewed for impairment in accordance with the provisions applying to long-live assets.

Property, plant, and equipment

Property, plant, and equipment are recorded at cost less accumulated amortization and are amortized in the following manner based on estimated useful lives:

Automobiles

3 years

Kiosk equipment

3 years

Furniture and equipment

5 – 7 years

Computer equipment and software

3 – 5 years

Intellectual property

2 years

Application development (software)

3 years

Impairment of long-lived assets

The Company monitors the recoverability of long-lived assets, including property and equipment and intangible assets, based upon estimates using factors such as expected future asset utilization, business climate, and undiscounted cash flows resulting from the use of the related assets or to be realized on sale. The Company’s policy is to write down assets to the estimated net recoverable amount, in the period in which it is determined likely that the carrying amount of the asset wilt not he recoverable.

Income taxes

The Company calculates its provision for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (Accounting for Income Taxes) (“SPAS 109”),

which requires an asset and liability approach to financial accounting for income taxes. This approach recognizes the amount of taxes payable or refundable for the current year, as well as deferred tax assets and liabilities attributable to the future tax consequences of events recognized in the financial statements and tax returns. Deferred income taxes are adjusted to reflect the effects of enacted changes in tax laws or tax rates. Deferred income tax assets are recorded in the financial statements if realization is considered more likely than not.

Revenue recognition

ENDO recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectibility is probable.  ENDO recognizes revenue from the sale of advertising related products and services like interactive advertising, studio promotion, and event management as the services are performed.

Revenue derived from professional services provided on a time and materials basis is recognized as services are performed.

For time and material contracts, revenue is recognized and billed by multiplying the number of hours expended by our professionals in the performance of the contract by the established billing rates.  For fixed fee projects, revenue is generally recognized using the proportionate performance method.  Provisions for estimated losses on uncompleted contracts are made on a contract-by-contract basis and are recognized in the period in which such losses are determined.

Foreign exchange

The functional currency of our foreign subsidiaries is the local foreign currency. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing on the balance sheet date. Revenues, costs and expenses are translated at average rates of exchange prevailing during the period. Translation adjustments resulting from translation of the subsidiaries' accounts are accumulated as a separate component of shareholders' equity. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations and have not been significant.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses and disclosure of contingent assets and liabilities. Such estimates include providing for amortization of property, plant, and equipment, and valuation of inventory. Actual results could differ from these estimates.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to our investors.

Going Concern

Due to our having defaulted on certain leases, in their report on our financial statements for the year ended September 30, 2005, our independent auditors included an explanatory paragraph regarding concerns about our ability to continue as a going concern.  Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure.

We have historically incurred losses, and through September 30, 2005 have incurred losses of ($668,777) from our inception.  Because of these historical losses, we have historically had cash flow issues and may have to raise additional working capital to develop our business operations.  If we need to raise such capital, we intend to pursue such capital through private placements, public offerings, bank financing and/or advances from related parties or shareholder loans.

As of the date of this filing, our lease holders have worked with us through our cash flow issues and if those lease holders should foreclose upon the equipment under lease, the continuation of our business in its present state will be dependent upon obtaining further financing and achieving a profitable level of operations.  The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current or future stockholders.  Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.  The equipment securing these leases is made up of electronic equipment that we do not use any more in our revenue producing activities so should the lease holders foreclose the loss of that equipment will not impair our ability to generate the same level of revenues. There are no assurances that if we need additional working capital that we will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placements, public offerings and/or bank financing necessary to support our working capital requirements.  To the extent that we need to raise additional capital and funds generated from operations and any private placements, public offerings and/or bank financing are insufficient, we will have to raise additional working capital.  No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to us.  If adequate working capital is not available we may not increase our operations.

These conditions raise substantial doubt about our ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should we be unable to continue as a going concern.

SUMMARY OF FISCAL YEAR ENDED SEPTEMBER 30, 2005

Revenues for the year ended September 30, 2005 were $1,289,498 compared with $770,522 for the previous year and cost of sales for the same periods were $441,138 and

$397,469 respectively. Sales increased by 67%, and our gross profit increased by 85%, which reflects an increase  in our gross profit to $690,015 or 54% of sales from $373,053 or 48% of sales in the prior year. In the year ended September 30, 2005, our revenues consisted of service and product deployments and the increase in gross profit being due to doing similar deployments with less custom programming and less new hardware requirements.  Much of the hardware purchased will be able to be used in future deployments since many of the deployments we are focusing on are based upon using similar hardware.

Our general and administrative expenses increased to $808,552 from $552,262 the prior fiscal year which resulted in the company posting a loss, after depreciation and amortization expenses, of $214,221 compared to a loss of $270,095 the prior fiscal year.

Managing cash flow continues to be a key focus of the organization, to fund the existing operation and investments in new hardware technology.  We paid down $14,616 in lease financing and purchased $202,242 of new equipment out of our cash flow. Our accounts payable and accrued expenses increased by approximately $33,000 while our accounts receivable decreased by approximately $41,000.

DEPLOYMENTS

Expansion of our office tower partnerships across Canada in key cities of Montreal, Toronto, Calgary and Vancouver, working with leading property management companies.

DISCUSSION OF 2005

FIRST CALENDAR QUARTER 2006

Our primary focus for the first calendar quarter of 2006 will be on developing Place-based Direct Marketing programs for execution in this quarter and the next.

SECOND CALENDAR QUARTER 2006

The second calendar quarter of 2006 will be primarily execution of Place-based Direct Marketing programs.

THIRD QUARTER 2006

The third quarter of 2006 will see a continuation of the allocation of resources from the second quarter.

FOURTH QUARTER 2006

We expect the last quarter of 2006 to see an increased emphasis on execution, as winter programs move to execution. Marketing activities will continue apace.

Anticipated number of employees by year end 2006 is approximately 14.

Endo Networks Inc. will provide an annual report including audited statements on request. Endo Networks Inc. files quarterly reports with the SEC.

Public may read and copy any materials filed by Endo Networks with the SEC at the SEC's Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. Public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This discussion may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 and information relating to the Company and its subsidiaries that are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. When used in this release, the words "anticipate," "believe," "estimate," "expect" and "intend" and words or phrases of similar import, as they relate to the Company or its subsidiaries or Company management, are intended to identify forward-looking statements. Such statements reflect the current risks, uncertainties and assumptions related to certain factors including, without limitations, changes or anticipated changes in regulatory environments, competitive factors, general economic conditions, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonally, distribution networks, product introductions and acceptance, technological change, changes in industry practices, onetime events and other factors described herein and in other press releases to the public or filings made by the company with the Securities and Exchange Commission, the ability to secure partnership or joint-venture relationships with other entities, the ability to raise additional capital to finance expansion, and the risks inherent in new product and service introductions and the entry into new geographic markets. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward- looking statements. For further information, which could cause actual results to differ from the Company's expectations, as well as other factors, which could affect the Company's financial statements, please refer to the Company's report filed with the Securities and Exchange Commission. Endo Networks Inc.
(905) 820 8800 www.endonetworks.com

ITEM 7 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Certified Public Accountant is attached hereto.

ITEM 8 CHANGES IN AND DISAGREEMENTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

Item 8A.

Controls and Procedures.

As required by Rule 13a-15 under the Securities Exchange Act of 1934, as of the end of the period covered by the annual report, being August 31, 2005, we have carried out an evaluation of the effectiveness of the design and operation of our company’s disclosure controls and procedures.  This evaluation was carried out under the supervision and with the participation of our company’s management, including our company’s president and our company’s chief financial officer.  Based upon that evaluation, our company’s president and our company’s chief financial officer concluded that our company’s disclosure controls and procedures are effective as at the end of the period covered by this report.  There has been no significant changes in our company’s internal controls or in other factors, which could significantly affect internal control subsequent to the date we carried out our evaluation.

Disclosure controls and procedures and other procedures that are designed to ensure that information required to be disclosed in our reports filed or submitted under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported, within the time period specified in the Securities and Exchange Commission’s rules and forms.  Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed under the Securities Exchange Act of 1934 is accumulated and communicated to management including our president and secretary as appropriate, to allow timely decisions regarding required disclosure.

Item 8B.

Other Information

None.

PART III.

ITEM 9 DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

The following persons serve as directors and officers of Registrant:

Peter B. Day               President, Secretary and Director

                           Served since November 2001 and

                           expires at the next annual meeting

Christopher R. Skillen     Director

                           Served since December 2003 and

                           expires at the next annual meeting

Charles Smith              Director

                           Served since March 2005 and expires at

                           Next annual meeting

PETER B. DAY - PRESIDENT, SECRETARY AND DIRECTOR

Mr. Day attended the University of Toronto from 1989 to 1992 studying English, History and Psychology and attended Humber College in 2000 studying Telecommunications. Mr. Day's relevant work experience follows: General Manager and Partner in Down Home Satellite Programming, Inc. from 1996 to 1998.  Marketing Director and General Manager for Galaxy Satellite Programming, Inc. from 1998 to 2000. Vice President Streamline Media, Inc., a computer software and web design company from 2000 to 2002. Vice President and General Manager for Endo Networks, Inc. from 2000 to 2002, President for Endo Networks, Inc. 2002 to present.

CHRISTOPHER R. SKILLEN, DIRECTOR

Mr. Skillen received a BSc.major Computer Science from Sir George Williams University. Mr. Skillen held an number of executive positions with Crowntek and founded The Crowntek Business centers. Chris was the CEO at Telepanel Systems Inc. ,a public company, from 1988 until 2000. NASDAQ and TSE listed company. He is currently President of Skillen & Skillen a consultancy to technology startups.

Mr. Skillen serves as a director on four Canadian companies including Park Avenue Investments, a TSX-V listed company.

CHARLES SMITH, DIRECTOR

Mr. Smith graduated from Boston University, Boston, Massachusetts in 1979 and since that time has been a Certified Public Accountant involved in all phases of business, including the audit of companies and tax matters. He is a consultant to various companies ranging from an art distribution company to a junior resource company which is developing a gold property in Sinaloa State, Mexico. Mr. Smith has significant experience in accounting and securities matters.

Mr. Smith's business affiliations during the last five years are as follow: Chairman - Dynacap Group, Ltd. - a consulting and management firm - 1992 to the present; Sole proprietor as a Certified Public Accountant - 1983 to the present; Sole officer and Director - MC Cambridge, Inc. - a financial consulting firm - 1997 to present; Sole officer and director - Asset Servicing Corporation – a leasing company - 1998 to 2001; Chief Financial Officer and Director - Electrical Generation Technology Corporation - April 2000 to May 2003; Chief Financial Officer – DynaResource, Inc. 2005 to present. Mr. Smith is presently CEO and CFO of Micro Bio-Medical Waste Systems, Inc., traded on the OTC Bulletin Board under the symbol "MBWS." Mr. Smith is also a director of National Healthcare Technology, Inc., traded on the OTC Bulletin Board under the symbol "NHCT" and Crown Partners, Inc., traded on the OTC Bulletin Board under the symbol "CRWP".

ITEM 10 EXECUTIVE COMPENSATION

 The Company paid or accrued salary for the President of $103,200. No other compensation was paid or accrued for its officers or directors. The Company has no retirement or stock option or bonus plan for the Executive Officers.

ITEM 11 SECURITY OWNERSHIP OF MANAGEMENT AND BENEFICIAL OWNERS

Set forth below is the direct ownership of Registrant's common Stock by management and any owner of 5% or more of Stock of Registrant.

Title of         Name and address                 Amount of shares    % of class

Securities       of owner                                              owned

-------------------------------------------------------------------------------

Common          Peter B. Day                         4,577,500          36.4%

                2624 Dunwin Drive, Unit #3

                Mississauga, Ontario L5L 3T5

Common          Dean T. Hiebert                      2,432,500          19.3%

                2624 Dunwin Drive, Unit #3

                Mississauga, Ontario L5L 3T5

Common          Charles Smith                        1,511,750 *        11.88%

                709-B West Rusk #580

                Rockwall, Texas 75087

Common          All Officers, Directors &            8,521,750          66.99%

                Beneficial Holders as a Group

*  Beneficially owned through Lynn Management, LLC

ITEM 12 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

PART IV.

ITEM 13 EXHIBITS, FINANCIAL STATEMENTS AND REPORTS ON FORM  8-K

(a) The following documents are filed as a part of this report:

Included in Part II, Item 8 of this report:

Report of Independent Public Accountant
Balance Sheet as of September 30, 2005
Statement of Operations - Years Ended September 30, 2005 and 2004

Statement of Owners' Equity - Years Ended September 30, 2005 and 2004

Statement of Cash Flows - Years Ended September 30, 2005 and 2004

Notes to the Financial Statements.

 (b) The Company is not filing any exhibits.

SIGNATURES.
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Endo Networks, Inc. Registrant

By: /s/ Peter B. Day ------------------- Peter B. Day Its: President

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Endo Networks, Inc.

Mississauga, Ontario, Canada

We have audited the accompanying balance sheet of Endo Networks, Inc. as of September 30, 2005, and the related statements of operations, stockholders’ deficit, and cash flows for each of the two years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion of these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Endo Networks, Inc. as of September 30, 2005, and the results of its operations and its cash flows for each of the two years then ended, in conformity with the accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Endo Networks, Inc. will continue as a going concern.  As discussed in Note 2 to the financial statements, Endo Networks, Inc. has incurred losses from operations for the years ended September 30, 2005 and 2004 totaling approximately $214,000 and $270,000 and has negative net worth approximating $215,000 and current liabilities exceed current assets by approximately $512,000.  Endo will require additional working capital to develop its business until Endo either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) obtains additional financing necessary to support its working capital requirements.  These conditions raise substantial doubt about Endo’s ability to continue as a going concern.  Management’s plans regard to this matter are described in Note 2.  The accompanying financial statements do not include any adjustments that might results from the outcome of these uncertainties.

Lopez, Blevins, Bork & Associates, LLP

Lopez, Blevins, Bork & Associates, LLP

Houston, Texas

December 29, 2005

ENDO NETWORKS, INC.

BALANCE SHEET
September 30, 2005

U ASSETS U

CURRENT ASSETS:
Accounts receivable, net of allowance for doubtful accounts of $0	$83,209
Prepaid expenses	59,728
Total current assets	142,937

PROPERTY AND EQUIPMENT, net of accumulated depreciation
of $869,600	441,170

TOTAL ASSETS	$584,107

U LIABILITIES AND STOCKHOLDERS' DEFICIT U

LIABILITIES
Current Liabilities:
Current maturities of capital leases payable	$54,028
Accounts payable	196,092
Accrued expenses – related party	251,120
Accrued expenses - other	153,244
Total current liabilities	654,484

Capital leases payable	144,132

Commitments

STOCKHOLDERS' DEFICIT
Common stock, $0.001 par value, 50,000,000 authorized,

12,720,366 shares issued and outstanding	12,720
Additional paid-in-capital	304,550
Accumulated deficit	(668,777)
Accumulated other comprehensive income	136,998
Total Stockholders' Deficit	(214,509)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$584,107

See accompanying summary of accounting policies and notes to financial statements.

ENDO NETWORKS, INC.
STATEMENTS OF OPERATIONS
Years Ended September 30, 2005 and 2004

	2005	2004

Revenue	$1,289,498	$770,522
Cost of Goods Sold	599,483	397,469
Gross Profit	690,015	373,053

Operating Expense:
Depreciation and amortization	95,684	90,886
General and administrative	808,552	552,262
Total Operating Expense	904,236	643,148

NET LOSS	($214,221)	($270,095)

Weighted average shares outstanding	12,693,092	12,631,837

Loss per share - basic and fully diluted	($0.02)	($0.02)

See accompanying summary of accounting policies and notes to financial statements.

ENDO NETWORKS, INC.
STATEMENTS OF STOCKHOLDERS' DEFICIT
Years Ended September 30, 2005 and 2004

					Accumulated
			Additional		Other
Common		Stock	Paid In	Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit	Income	Total
Balance,
September 30, 2003	12,568,866	$ 12,569	$ 292,446	$ (184,461)		$120,554

Common stock issued
for services	96,500	96	6,659			6,755

Net loss				(270,095)		(270,095)
Foreign currency
translation adjustment					$ 44,115	44,115
Total comprehensive loss						(225,980)

Balance
September 30, 2004	12,665,366	12,665	299,105	(454,556)	44,115	(98,671)

Common stock issued
for services	55,000	55	5,445			5,500

Net loss				(214,221)		(214,221)
Foreign currency
Translation adjustment					92,883	92,883
Total comprehensive loss						(121,338)

Balance

September 30, 2005	12,720,366	$12,720	$304,550	($668,777)	$136,998	($214,509)

See accompanying summary of accounting policies and notes to financial statements.

ENDO NETWORKS, INC.

STATEMENTS OF CASH FLOWS
Years Ended September 30, 2005 and 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	($214,221)	($270,095)
Adjustments to reconcile net loss to net cash
provided by operations:
Items not requiring cash:
Bad debt	20,717	18,000
Depreciation and amortization	254,029	341,181
Common stock issued for services	5,500	6,755
Changes in assets and liabilities:
Accounts receivable	41,475	(5,177)
Prepaid expenses	12,413	(12,999)
Accounts payable	(88,336)	128,752
Accrued expenses	121,175	149,078

NET CASH PROVIDED BY OPERATING ACTIVITIES:	152,752	355,495

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(202,242)	(267,511)

NET CASH USED IN INVESTING ACTIVITIES	(202,242)	(267,511)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on lease financing	(14,616)	(136,137)

NET CASH USED IN FINANCING ACTIVITIES	(14,616)	(136,137)

Effect of foreign exchange rate changes on cash	52,494	44,115

NET CHANGE IN CASH	(11,612)	(4,038)

Cash, beginning of period	11,612	15,650

Cash, end of period	$ -	$11,612

See accompanying summary of accounting policies and notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

ENDO Networks, Inc. (ENDO) is an interactive media, promotion, application, and advertising aggregator deploying through wireless capable public access portals to retail and restaurant locations across North America.  ENDO also develops application software and client controlled media including television and radio.

Cash Equivalents

ENDO considers all highly liquid investment instruments purchased with original maturities of three months or less when acquired to be cash equivalents.

Revenue Recognition

ENDO recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectibility is probable.  ENDO recognizes revenue from the sale of advertising related products and services like interactive advertising, studio promotion, and event management as the services are performed.

Revenue derived from professional services provided on a time and materials basis is recognized as services are performed.

For time and material contracts, revenue is recognized and billed by multiplying the number of hours expended by our professionals in the performance of the contract by the established billing rates.  For fixed fee projects, revenue is generally recognized using the proportionate performance method.  Provisions for estimated losses on uncompleted contracts are made on a contract-by-contract basis and are recognized in the period in which such losses are determined.

ENDO maintains allowances for doubtful accounts on all its accounts receivable for estimated losses resulting from the inability of its customers and others to make required payments.  If the financial condition of ENDO's customers and others were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Intangible assets

Intangible assets are recorded at cost.  Cost is amortized over the estimated useful life of the asset unless that life is determined to be indefinite.

Intangible assets not subject to amortization are tested for impairment on at least an annual basis.  If the fair value of the intangible asset is determined to be less than the carrying amount, an impairment loss is recognized in the amount of that difference.

Intangible assets subject to amortization are reviewed for impairment in accordance with the provisions applying to long-live assets.

Furniture and Equipment

Furniture and equipment are stated at cost.  Depreciation of furniture and equipment is calculated on straight-line method over the estimated useful lives of the assets.  Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.  No impairment losses have been recorded since inception.

Impairment of long-lived assets

The Company monitors the recoverability of long-lived assets, including property and equipment and intangible assets, based upon estimates using factors such as expected future asset utilization, business climate, and undiscounted cash flows resulting from the use of the related assets or to be realized on sale. The Company’s policy is to write down assets to the estimated net recoverable amount, in the period in which it is determined likely that the carrying amount of the asset wilt not he recoverable.

Income Taxes

Income taxes are computed using the asset and liability method.  Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax basis of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Loss per Share

The basic net loss per common share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net loss per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the year ended September 30, 2005 and 2004 potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.  These securities consisted of 634,000 of stock options at September 30, 2005 and 2004.

Recently Issued Accounting Pronouncements

In December 2004, the FASB issued Statement No. 123(R) (revised 2004) (“FAS 123(R)”). In addition, in March 2005 the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin Topic 14, “Share-Based Payment” (SAB 107) which provides interpretations regarding the interaction between FAS 123(R) and certain SEC rules and regulations and provided the staff’s views regarding the valuation of share-based payment arrangements for public companies. FAS 123(R) focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions, including stock option awards. FAS 123(R) revises FASB Statement No. 123, Accounting for Stock-Based Compensation and supersedes APB Opinion No. 25. FAS 123(R) will require us to measure the cost of employee services received in exchange for stock option awards based on the grant-date fair value of such awards. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award, which is usually the vesting period. We will report such costs as part of our general and administrative expenses.  On April 14, 2005, the Securities and Exchange Commission announced amended compliance dates for SFAS 123(R). The SEC previously required companies to adopt this standard no later than July 1, 2005, but the new rules now require us to adopt FAS  123(R) as of the beginning of the first annual or interim reporting period that begins after December 15, 2005. We will recognize the cumulative effect of initially applying this statement as of the effective date. Currently, the cumulative effect of initially applying FAS 123(R) has not been determined and is subject to change depending on future events.

Stock-Based Compensation

The Company accounts for its stock-based compensation plans under Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees.

Foreign Currency Translation

As nearly all operations are conducted in Canada, the Canadian dollar is the functional currency. All balance sheet accounts have been translated at the current exchange rate as of September 30, 2005. Statement of operations items have been translated at average currency exchange rates during the years ended September 30, 2005 and 2004. The resulting translation adjustment is recorded as a separate component of comprehensive loss within stockholders’ deficit.

Software Capitalization

ENDO adopted Statement of Position  (SOP) 98-1,  "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". In accordance with this standard, certain direct development costs associated with internal-use software are capitalized, including external direct costs of material and services, and payroll costs for employees devoting time to the software projects.  These costs are amortized over a period not to exceed five years beginning when the asset is substantially ready for use. Costs incurred during the preliminary project stage, as well as maintenance and training, are expensed as incurred.

Advertising

Advertising and promotional costs are expensed when incurred. These expenses were $2,822 and $3,830 for the periods ended September 30, 2005 and 2004 respectively.

Financial instruments

The carrying amount of the Company’s financial instruments, which include accounts receivable, accounts payable and accrued liabilities, capital leases payable approximate fair value. It is management’s opinion that the Company is not exposed to significant interest, currency or credit risk arising from these financial instruments unless otherwise noted.

NOTE 2 – GOING CONCERN

For the years ended September 30, 2005 and 2004, ENDO incurred losses totaling $214,221 and $270,095, respectively, and at September 30, 2005 had a working capital deficit of $511,547.  Because of these recurring losses, ENDO will require additional working capital to develop and/or renew its business operations.

ENDO intends to raise additional working capital either through private placements, public offerings and/or bank financing.  As of December 29, 2005, no financing agreements have been closed.

There are no assurances that ENDO will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support ENDO's working capital requirements.  To the extent that funds generated from any private placements, public offerings and/or bank financing are insufficient, ENDO will have to raise additional working capital.  No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to ENDO. If adequate working capital is not available ENDO may not continue its operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3 - FURNITURE AND EQUIPMENT

Furniture and equipment consisted of the following as of September 30, 2005:

	Estimated Useful Lives
Automobiles	3	$3,337
Kiosk equipment	3	229,671
Furniture and equipment	5-7	664,095
Computer equipment and software	3-5	33,664
Intellectual property	2	344,160
Application development (software)	3	36,043
		1,310,970

Less: accumulated depreciation and Amortization		(869,800)
		$441,170

Depreciation and amortization expense was $254,029 and $341,181 for the periods ending September 30, 2005 and 2004, respectively.

NOTE 4 – PAYROLL TAXES

The Company is required to remit employer payroll and employee payroll and income tax withholding payments in the month following the payroll period.  As of December 31, 2005 payroll tax and income tax withholding payments for the three months ended November 30, 2005 in the amount of $16,477 are in arrears.

NOTE 5 – COMMITMENTS

Capital Leases

ENDO leased equipment under long-term lease agreements.  Property and equipment includes equipment under capital leases of $659,514. Monthly payments for this note are $5,890 with the final payment due in August 2008.  The balance outstanding on the capable lease payable at September 30, 2005 was $198,160.

Future maturities of these capital leases payable are as follows:

Year Ending September 30,

2006	$ 54,028
2007	60,280
2008	83,852
198,160
Less: current portion	(54,028)
Total non-current portion	$ 144,132

Operating Lease

ENDO leases its office space on a month to month basis. ENDO had no other operating leases for the years ended September 30, 2005 and 2004. Rent expense was $23,675 and $34,728 for the periods ended September 30, 2005 and 2004 respectively.

NOTE 6 - INCOME TAXES

For the years ended September 30, 2005 and 2004, ENDO has incurred net losses and, therefore, has no tax liability.  The net deferred tax asset generated by the loss carry-forward has been fully reserved.  The cumulative net operating loss carry-forward is approximately $670,000 at September 30, 2005, and will expire in the years 2021 through 2025.

The provision for refundable Federal income tax for the years ending September 30 consists of the following:

	September 30, 2005	September 30, 2004
Refundable Federal income tax attributable to:
Current operations	$(72,800)	$(91,800)
Less, Change in valuation allowance	72,800	91,800
Net refundable amount	-	-

The cumulative tax effect at the expected rate of 34% of significant items comprising the Company’s net deferred tax amounts are as follows:

	September 30, 2005	September 30, 2004
Deferred tax asset attributable to:
Net operating loss carryover	$(227,400)	$(154,600)
Less, Valuation allowance	227,400	154,600
Net deferred tax asset	-	-

NOTE 7 - STOCKHOLDERS' EQUITY

Common Stock:

ENDO is authorized to issue 50,000,000 common shares of stock at a par value of $0.001 per share.  These shares have full voting rights.  At September 30, 2005, there were 12,720,366 shares outstanding.  ENDO has not paid a dividend to its shareholders.

During July 2005, ENDO issued 55,000 shares of common stock for services valued $0.10 per share or $5,500 which was the fair value of common stock on the date issued.

During July 2004, ENDO issued 96,500 shares of common stock for services valued $0.07 per share or $6,755 which was the fair value of common stock on the date issued.

Stock Options:

Since the Company has elected to follow APB 25, “Accounting for Stock Issued to Employees”, no compensation cost has been recognized for grants under the employee stock option plans since all grants pursuant to these plans have been made at the current estimated fair values of ENDO's common stock at the grant date.

The following table summarizes stock option activity:

	2005	2004
Outstanding, beginning of the year	634,000	-
Granted	--	634,000

Canceled	--	-
Exercised	--	-
Outstanding, end of year	634,000	634,000
Exercisable at end of year	634,000	634,000

Weighted-average grant-date fair Value of options, granted during the year	$0.00	$0.15

Weighted-average remaining, years Of contractual life	.25	1.25

The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in fiscal 2004:  zero dividend yield, expected volatility of 195%, risk-free interest rate of 2.75% and expected lives of 2 years.

The options granted have an exercise price of $0.50 per share and vest at the date of issuance. The maximum term of the options is two years.

The following table illustrates the effect on net loss and net loss per share if the Company had applied the fair value provisions of FASB Statement No. 123(R), Share Based Payment , to stock-based employee compensation.

	2005	2004

Net loss, as reported	$(214,221)	$ (270,095)
Add: Intrinsic value expense recorded	-	-
DDeduct: total stock-based employee compensation expense determined under fair value based method	U -	(95,050)
Pro forma net loss	$(214,221)	$(365,145)

Earnings per share :
Basic and diluted - as reported	(.02)	(.02)
Basic and diluted – pro forma	(.02)	(.03)

NOTE 8 - CONCENTRATIONS OF CREDIT RISK

As of September 30, 2005, amounts due from two customers individually amounted to 48% and 14% of total trade accounts receivable.

For the year September 30, 2005 the Company had four customers that individually accounted  for 31%, 20%, 13%, and 12% of total revenues.  For the year ended  September 30, 2004 four customers individually accounted for 44%, 20%, 13% and 12% of total revenues.

NOTE 9 – RELATED PARTY TRANSACTIONS

Per the terms of a verbal agreement the Company pays its President approximately $8,600 per month in consulting fees. The Company has accrued consulting fees due to its President in the amount of $238,787 at September 30, 2005. At September 30, 2005, an additional $12,333 is owed to the President for an advance he made to the Company.  These amounts are recorded under accrued expenses – related parties in the financial statements.

The Company also pays for the President’s home office rent.  For the year ended September 30, 2005 the total rent paid by the Company for the President’s home office was $17,900.

Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Peter B. Day, certify that:

1.

I have reviewed this annual report on Form 10-KSB of ENDO NETWORKS, INC.

2.

Based on my  knowledge,  this  annual  report  does not  contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this annual report;

3.

Based on my  knowledge,  the  financial  statements,  and  other  financial information included in this annual report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.

The  small  business  issuer's  other  certifying   officer(s)  and  I  are responsible  for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the small business issuer and have:

          a.   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the small business issuer,  including its consolidated  subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b.   Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls and  procedures and presented in this report our  conclusions   about  the  effectiveness  of  the   disclosure controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and

          c.   Disclosed  in  this  report  any  change  in the  small  business issuer's internal control over financial  reporting that occurred during the small  business  issuer's most recent  fiscal  quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.

The  small  business  issuer's  other  certifying  officer(s)  and  I  have disclosed,  based on our most recent  evaluation  of internal  control over financial reporting,  to the small business issuer's auditors and the audit committee of the small  business  issuer's  board of directors  (or persons performing the equivalent functions):

          a.   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which  are  reasonably  likely  to  adversely  affect  the  small business  issuer's  ability to  record,  process,  summarize  and report financial information; and

          b.   Any fraud,  whether or not  material,  that  involves  management  or other employees  who  have a  significant  role in the  small  business  issuer's internal control over financial reporting.

Date: January 9, 2006

/s/ Peter B. Day

    Peter B. Day

    Chief Executive Officer

Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Peter B. Day, certify that:

1.

I have reviewed this annual report on Form 10-KSB of Endo Networks, Inc.

2.

Based on my  knowledge,  this  annual  report  does not  contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this annual report;

3.

Based on my  knowledge,  the  financial  statements,  and  other  financial information included in this annual report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.

The  small  business  issuer's  other  certifying   officer(s)  and  I  are responsible  for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the small business issuer and have:

          a.   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the small business issuer,  including its consolidated  subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b.   Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls and  procedures and presented in this report our  conclusions   about  the  effectiveness  of  the  disclosure controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and

          c.   Disclosed  in  this  report  any  change  in the  small  business issuer's internal control over financial  reporting that occurred during the small  business  issuer's most recent  fiscal  quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.

The  small  business  issuer's  other  certifying  officer(s)  and  I  have disclosed,  based on our most recent  evaluation  of internal  control over financial reporting,  to the small business issuer's auditors and the audit committee of the small  business  issuer's  board of directors  (or persons performing the equivalent functions):

          a.   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which  are  reasonably  likely  to  adversely  affect  the  small business  issuer's  ability to  record,  process,  summarize  and report financial information;

and

          b.   Any fraud, whether or not material,  that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: January 9, 2006

/s/ Peter B. Day

    Peter B. Day,

    Chief Financial Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Endo Networks, Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2005, as filed with the Securities and Exchange  Commission on the date hereof (the "Report'),  I, Peter B. Day, Chief Executive Officer of the Company,  certify,  pursuant to 18 U.S.C. Section 1350,  as adopted  pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002, that:

(1) The  Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects,  the financial condition and results of operations of the Company at the dates and for the periods indicated.

/s/ Peter B. Day

    Peter B. Day,

    Chief Executive Officer

Janaury 9, 2006

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Endo Networks, Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2005, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report'),  I, Peter B. Day,  Chief Financial Officer of the Company,  certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

/s/ Peter B. Day

    Peter B. Day,

    Chief Financial Officer

January 9, 2005

Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Quarter Ended December 31, 2005

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and notes thereto included elsewhere in this Form 10-QSB and in our Form 10-KSB. This report contains forward-looking statements including, without limitation, statements regarding trends, cyclicality, seasonality, volatility and growth in the markets we sell into, our strategic direction, new product introductions, our liquidity position, our ability to generate cash from continuing operations, our expected order and revenue growth, the potential impact of our adopting new accounting pronouncements, our financial results, the impact and timing of our enterprise resource planning and customer relationship management systems implementation, our obligations under our retirement and post-retirement benefit plans, timing of, costs related to, and savings from our restructuring programs , the existence or length of an economic recovery and our ability to take advantage of a recovery that involve risks and uncertainties. Our actual results could differ materially from the results contemplated by these forward-looking statements due to various factors, including those discussed below in "Factors That May Affect Future Results" and elsewhere in this Form 10-QSB.

OVERVIEW

Endo Networks Inc. helps businesses acquire new customers and build sales and loyalty with existing customers.

We use interactive technology such as touchscreen kiosks, handheld computers, and websites, combined with promotional marketing tactics to filter large numbers of consumers, to find qualified prospects, and even precondition them for a sale.

Our services can be deployed within a business’ own retail environment, to increase sales with their own customer base by increasing frequency of visit and/or average spend with individual customers , or they can be deployed within a partner location such as an office tower or a consumer show, to find and acquire qualified new customers.

Our solutions are:

- Permission based
- Integratable with legacy systems
- Scaleable
- Measurable
- Conducive to brand partnerships

Our areas of expertise include: Web, Kiosk, Handheld, Wireless, Loyalty, Promotional Marketing, Direct Marketing, Integration with Point of Sale, Survey, Incentive, Sampling, and Field and Event Marketing.

Our client base includes specialty retail, general retail, food service, automotive, alcohol,  energy, consumer packaged goods, entertainment, amateur sports, and telecommunications companies.

The corporate head office is located at 2624 Dunwin Drive, Unit 3, Mississauga, Ontario, Canada, 20 minutes from Toronto and 60 minutes from Buffalo.

Endo Networks was incorporated in Texas as Discount Mortgage Services, Inc. on July 11, 2000 and in September 2001 purchased Endo Networks, a company incorporated in Ontario, Canada on January 30, 2001, in which conceptual and software development was ongoing prior to this date for approximately two years by company founders. Endo Networks Inc. (Canada) was acquired by Discount Mortgage Services Inc. (Texas) in September, 2001. Discount Mortgage Services Inc. (Texas) underwent a name change to Endo Networks, Inc. (US) in November, 2001 and was re-domiciled to Nevada in December, 2002.

LIQUIDITY AND CAPITAL RESOURCES

Total assets decreased by $9,313 during the quarter ended December 31, 2005 from $584,107 at September 30, 2005 to $574,794 at December 31, 2005.

We do expect to incur material capital expenditures during the next 12 months for equipment relating to new client deployments. There is no assurance we will be able to generate sufficient revenues or obtain sufficient funds when needed, or whether such funds, if available, will be obtained on terms satisfactory to us. We do not have any long term or contingent obligations that must be satisfied.

CRITICAL ACCOUNTING POLICIES

Our Unaudited Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

We believe the following critical accounting policies, among others, affect our more significant judgments and estimates used in the preparation of our financial statements.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

We maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. The allowance for doubtful accounts is based on specific identification of customer accounts and our best estimate of the likelihood of potential loss, taking into account such factors as the financial condition and payment history of major customers. We evaluate the collectability of our receivables at least quarterly. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. The differences could be material and could significantly impact cash flows from operating activities.

VALUATION OF INTANGIBLES

From time to time, we acquire intangible assets that are beneficial to our product development processes. We periodically evaluate the carrying value of intangibles, including the related amortization periods. In evaluating acquired intangible assets, we determine whether there has been impairment by comparing the anticipated undiscounted cash flows from the operation and eventual disposition of the product line with its carrying value. If the undiscounted cash flows are less than the carrying value, the amount of the impairment, if any, will be determined by comparing the carrying value of each intangible asset with its fair value. Fair value is generally based on either a discounted cash flows analysis or market analysis. Future operating income is based on various assumptions, including regulatory approvals, patents being granted, and the type and nature of competing products. If regulatory approvals or patents are not obtained or are substantially delayed, or other competing technologies are developed and obtain general market acceptance or market conditions otherwise change, our intangibles may have a substantially reduced value, which could be material.

DEFERRED TAXES

We record a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized. We have considered estimated future taxable income and ongoing tax planning strategies in assessing the amount needed for the valuation allowance. Based on these estimates, all of our deferred tax assets have been reserved. If actual results differ favorably from those estimates used, we may be able to realize all or part of our net deferred tax assets. Such realization could positively impact our operating results and cash flows from operating activities.

RESULTS OF OPERATIONS

COMPARISON OF RESULTS FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 TO THE THREE MONTHS ENDED DECEMBER 31, 2004

REVENUE. During the three months ended December 31, 2005, the company generated revenues of $362,139 from sales compared to revenues from sales for the three months ended December 31, 2004 of $147,080, which represents an increase of $215,059 over the same period of the prior year. The increase is due to performing work on projects that are scalable with moderate incremental costs.

COST OF SALES. Cost of goods sold increased from $35,131 or 24% of sales for the three months ended December 31, 2004 to $160,558 or 44% of sales for the three months ended December 31, 2005, an increase of 20%, due to having higher ongoing costs for the projects we are planning for the coming quarters.

GROSS PROFIT. Based on the foregoing, gross profit increased from $111,949 or 76% of sales for the three months ended December 31, 2004 to $201,581 or 56% for the three months ended December 31, 2005. This was due to the reduction in the cost of goods sold. Margins on sales increased for the three months ended December 31, 2005 compared to the three months ended December 31, 2005 due to the type of service/product offering Endo sold in the quarter.

 GENERAL, ADMINISTRATIVE AND SELLING EXPENSES. General, Administrative and Selling expenses were $220,218 for the three months ended December 31, 2005, compared to $184,918 for the three months ended December 31, 2004, representing an increase of $35,300. As a percentage of sales, general and administrative expenses were 61% of sales for the three months ended December 31, 2005 compared with 125% of sales for the three months ended December 31, 2004, a decrease of 64%.

Amortization and depreciation expense are not included in our general and administrative expenses. These expenses were $43,610 and $56,846 for the three months ended December 31, 2005 and 2004 respectively.

 NET INCOME (LOSS) AND INCOME (LOSS) PER SHARE.

As a result of the above, in the three months ended December 31, 2005, our net loss was $62,247 or $0.00 per share, compared to a net loss of $241,764 or $0.01 per share for the three months ended December 31, 2004.

Management’s Discussion and Analysis of Financial Condition and Results of Operations For the Quarter Ending March 31, 2006

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and notes thereto included elsewhere in this Form 10-QSB and in our Form 10-KSB. This report contains forward-looking statements including, without limitation, statements regarding trends, cyclicality, seasonality, volatility and growth in the markets we sell into, our strategic direction, new product introductions, our liquidity position, our ability to generate cash from continuing operations, our expected order and revenue growth, the potential impact of our adopting new accounting pronouncements, our financial results, the impact and timing of our enterprise resource planning and customer relationship management systems implementation, our obligations under our retirement and post-retirement benefit plans, timing of, costs related to, and savings from our restructuring programs , the existence or length of an economic recovery and our ability to take advantage of a recovery that involve risks and uncertainties. Our actual results could differ materially from the results contemplated by these forward-looking statements due to various factors, including those discussed below in "Factors That May Affect Future Results" and elsewhere in this Form 10-QSB.

OVERVIEW

Endo Networks Inc. helps businesses acquire new customers and build sales and loyalty with existing customers.

We use interactive technology such as touch screen kiosks, handheld computers, and websites, combined with promotional marketing tactics to filter large numbers of consumers, to find qualified prospects, and even precondition them for a sale.

Our services can be deployed within a business’ own retail environment, to increase sales with their own customer base by increasing frequency of visit and/or average spend with individual customers , or they can be deployed within a partner location such as an office tower or a consumer show, to find and acquire qualified new customers.

Our solutions are:

- Permission based
- Integratable with legacy systems
- Scaleable
- Measurable
- Conducive to brand partnerships

Our areas of expertise include: Web, Kiosk, Handheld, Wireless, Loyalty, Promotional Marketing, Direct Marketing, Integration with Point of Sale, Survey, Incentive, Sampling, and Field and Event Marketing.

Our client base includes specialty retail, general retail, food service, automotive, alcohol, energy, consumer packaged goods, entertainment, amateur sports, and telecommunications companies.

The corporate head office is located at 2624 Dunwin Drive, Unit 3, Mississauga, Ontario, Canada, 20 minutes from Toronto and 60 minutes from Buffalo.

Endo Networks was incorporated in Texas as Discount Mortgage Services, Inc. on July 11, 2000 and in September 2001 purchased Endo Networks, a company incorporated in Ontario, Canada on January 30, 2001, in which conceptual and software development was ongoing prior to this date for approximately two years by company founders. Endo Networks Inc. (Canada) was acquired by Discount Mortgage Services Inc. (Texas) in September, 2001. Discount Mortgage Services Inc. (Texas) underwent a name change to Endo Networks, Inc. (US) in November, 2001 and was re-domiciled to Nevada in December, 2002.

LIQUIDITY AND CAPITAL RESOURCES

Total assets decreased by $31,092 during the six months ended March 31, 2006 from $584,107 at December 31, 2005 to $553,015 at March 31, 2006

We do expect to incur material capital expenditures during the next 12 months for equipment relating to new client deployments. There is no assurance we will be able to generate sufficient revenues or obtain sufficient funds when needed, or whether such funds, if available, will be obtained on terms satisfactory to us. We do not have any long term or contingent obligations that must be satisfied.

CRITICAL ACCOUNTING POLICIES

Our unaudited Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

We believe the following critical accounting policies, among others, affect our more significant judgments and estimates used in the preparation of our financial statements.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

We maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. The allowance for doubtful accounts is based on specific identification of customer accounts and our best estimate of the likelihood of potential loss, taking into account such factors as the financial condition and payment history of major customers. We evaluate the collectability of our receivables at least quarterly. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. The differences could be material and could significantly impact cash flows from operating activities.

VALUATION OF INTANGIBLES

From time to time, we acquire intangible assets that are beneficial to our product development processes. We periodically evaluate the carrying value of intangibles, including the related amortization periods. In evaluating acquired intangible assets, we determine whether there has been impairment by comparing the anticipated undiscounted cash flows from the operation and eventual disposition of the product line with its carrying value. If the undiscounted cash flows are less than the carrying value, the amount of the impairment, if any, will be determined by comparing the carrying value of each intangible asset with its fair value. Fair value is generally based on either a discounted cash flows analysis or market analysis. Future operating income is based on various assumptions, including regulatory approvals, patents being granted, and the type and nature of competing products. If regulatory approvals or patents are not obtained or are substantially delayed, or other competing technologies are developed and obtain general market acceptance or market conditions otherwise change, our intangibles may have a substantially reduced value, which could be material.

DEFERRED TAXES

We record a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized. We have considered estimated future taxable income and ongoing tax planning strategies in assessing the amount needed for the valuation allowance. Based on these estimates, all of our deferred tax assets have been reserved. If actual results differ favorably from those estimates used, we may be able to realize all or part of our net deferred tax assets. Such realization could positively impact our operating results and cash flows from operating activities.

RESULTS OF OPERATIONS

COMPARISON OF RESULTS FOR THE THREE AND SIX MONTHS ENDED MARCH 31, 2006 TO THE THREE AND SIX MONTHS ENDED MARCH 31, 2005

REVENUE. During the three months ended March 31, 2006, the company generated revenues of $170,963 from sales compared to revenues from sales for the three months ended March 31, 2005 of $290,146, which represents a decrease of $119,183 over the same period of the prior year. In the six months ended March 31, 2006 the company had sales of $533,102 compared with sales of $437,227 for the same period the prior year. This decrease for the three months and increase for the six months is because the company had strong sales in the first three months and light sales in the three months ended March 31, 2006. The winter has historically been a slower sales period for our company but in the three months ended December 31, 2005, our sales were strong but weakened in the three months ended March 31, 2006.

COST OF SALES. Cost of goods sold decreased from $59,976 or 21% of sales for the three months ended March 31, 2005 to $32,477 or 19% of sales for the three months ended March 31, 2006, a decrease of 2%. For the six months ended March 31, 2006 our cost of sales increased to $193,035 or 36% from $95,107 or 22% for the six months ended March 31, 2005, due to having higher ongoing contract labor costs for the projects we are planning for the coming quarters

GROSS PROFIT. Based on the foregoing, gross profit decreased from $138,486 for the three months ended March 31, 2006 compared to $230,171 for the three months ended March 31, 2005. For the six months ended March 31, 2006, our gross profit was $340,067 compared to $342,120 for the six months ended March 31, 2005. The gross profit for both six month periods was similar. Gross profit decreased from 78% for the six months ended March 31, 2005 to 64% for the six months ended March 31, 2006 due to a higher number of contract laborers and higher labor rates.

 GENERAL, ADMINISTRATIVE AND SELLING EXPENSES. General, Administrative and Selling expenses were $189,821 for the three months ended March 31, 2006, compared to $178,369 for the three months ended March 31, 2005, representing an increase of $11,452. General, Administrative and Selling expenses were $410,039 for the six months ended March 31, 2006, compared to $363,287 for the six months ended March 31, 2005. The increase is due to our increased sales activity.

Amortization and depreciation expense are not included in our general and administrative expenses. These expenses were $40,268 and $48,056 for the three months ended March 31, 2006 and 2005 respectively. Also, depreciation and amortization expense was $83,878 and $104,902 for the six months ended March 31, 2006 and 2005 respectively.

 NET INCOME (LOSS) AND INCOME (LOSS) PER SHARE.

As a result of the above, in the three months ended March 31, 2006, our net loss was $91,603 or $0.01 per share, compared to a net income of $3,746 or $0.00 per share for the three months ended March 31, 2005. Similarly, in the six months ended March 31, 2006, our net loss was $153,850 or $0.01 per share, compared to a net loss of $126,029 or $0.01 per share for the three months ended March 31, 2005.